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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CENTRAL PACIFIC FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Preliminary Proxy Material
Subject to Completion

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

March 24, 2005

Dear Shareholder:

        On behalf of the Board of Directors, we cordially invite you to attend the 2005 Annual Meeting of Shareholders of Central Pacific Financial Corp. The Annual Meeting will be held on April 26, 2005, at 6:00 p.m., Hawaii time, in the Plumeria Room of the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe matters to be acted upon at the Annual Meeting. We ask that all shareholders read these documents and sign and return the enclosed Proxy Card in the enclosed postage-paid envelope to ensure that your shares are voted accordingly. Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.

        We appreciate your continued interest in Central Pacific Financial Corp. and are confident that, as in the past, you will continue to vote your shares.

Sincerely,

RONALD K. MIGITA Chairman	CLINT ARNOLDUS Vice Chairman and Chief Executive Officer

Preliminary Proxy Material
Subject to Completion

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        TO BE HELD APRIL 26, 2005

TO THE SHAREHOLDERS OF CENTRAL PACIFIC FINANCIAL CORP.:

        NOTICE IS HEREBY GIVEN that, pursuant to its Restated Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Central Pacific Financial Corp. (the "Company") will be held in the Plumeria Room of the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii, on April 26, 2005, at 6:00 p.m., Hawaii time, for the purpose of considering and voting upon the following matters:

  1.
  Election of Directors.    To elect five persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

  2.
  Ratification of Appointment of Independent Registered Public Accounting Firm.    To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

  3.
  Approval of Amendment to Restated Articles of Incorporation of Central Pacific Financial Corp.    To approve an amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. to add a new Article IX regarding limitation of liability for directors as provided for under Hawaii law.

  4.
  Other Business.    To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

        Only those shareholders of record at the close of business on February 28, 2005 shall be entitled to notice of and to vote at the Meeting.

        SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By order of the Board of Directors,

GLENN K. C. CHING Senior Vice President and Corporate Secretary

Dated: March 24, 2005

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

APRIL 26, 2005

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors (the "Board") of Central Pacific Financial Corp. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held in the Plumeria Room of the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii, on April 26, 2005, 6:00 p.m., Hawaii time, and at any and all adjournments thereof. The approximate date on which this Proxy Statement and accompanying Notice and form of proxy are first being mailed to shareholders is March 30, 2005.

Matters to be Considered

        The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors. To elect five persons to the Board for a term of three years and to serve until their successors are elected and qualified.

  2.
  Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

  3.
  Approval of Amendment to Restated Articles of Incorporation of Central Pacific Financial Corp. To approve an amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. to add a new Article IX regarding limitation of liability for directors as provided for under Hawaii law.

  4.
  Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Record Date, Outstanding Securities and Voting Rights

        The Board fixed the close of business on February 28, 2005 as the record date (the "Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. Only holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment or postponement of the Meeting. There were 28,270,840 shares of the Company's common stock, no par value ("Common Stock"), issued and outstanding on the Record Date, held by approximately 4,500 holders of record.

        Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in the holder's name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders.

Quorum

        The required quorum for the transaction of business at the Meeting is a majority of the total outstanding shares of Common Stock entitled to vote at the Meeting, either present in person or represented by proxy. Abstentions will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum.

Broker Authority to Vote

        Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), a member broker who holds shares in street name for customers has the authority to vote on certain terms if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NYSE rules permit member brokers that do not receive instructions from their customers to vote on all three of the proposals discussed above in their discretion.

Vote Required to Approve the Proposals

        Proposal 1: Election of Directors.    You may vote "FOR" or "WITHHOLD" with respect to any or all director nominees. The election of directors requires a plurality of the votes cast "FOR" the election of directors by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the five directorships to be filled at the meeting will be filled by the five nominees receiving the highest number of "FOR" votes; votes that are "WITHHELD" will be excluded entirely from the vote and will have no effect on the outcome of the vote.

        Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.    The proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm requires the affirmative vote of shareholders holding not less than a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Meeting. An abstention from voting on the proposal to ratify the appointment of KPMG LLP will have the effect of a vote "AGAINST" the proposal.

        Proposal 3: Approval of Amendment to Restated Articles of Incorporation of Central Pacific Financial Corp.    The proposal to approve an amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. to add a new Article IX regarding limitation of liability for directors as provided for under Hawaii law requires the affirmative vote of the holders of two-thirds of the shares entitled to vote thereon. An abstention from voting on the proposal to amend the Restated Articles of Incorporation will have the same effect as a vote "AGAINST" the proposal.

        The Board of Directors recommends a vote "FOR" the election of all nominees as directors, "FOR" ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005, and "FOR" the amendment to the Restated Articles of Central Pacific Financial Corp. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are presented properly at the Meeting, however, the Proxy will be voted by the Proxy Holders in accordance with the recommendations of the Board of Directors.

Revocability of Proxies

        Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. A Proxy may also be revoked by attending the Meeting and voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy.

Solicitation of Proxies

        This solicitation of Proxies is made on behalf of the Board and the Company will bear the costs of the preparation of proxy materials and the solicitation of Proxies for the Meeting. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the "Bank"), may solicit Proxies personally, by telephone, electronically or by other means of communication. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

Principal Shareholders

        Based on filings made under Section 13(d) and Section 13(g) of the Securities and Exchange Act of 1934, as amended, as of the Record Date, the following were the only persons known to management of the Company to beneficially own more than five percent of the Company's outstanding Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Private Capital Management, Inc. 8889 Pelican Bay Boulevard Suite 500 Naples, Florida 34108-7512	2,708,123	(1)	9.62%
Barclays Global Investors, N.A. Barclays Global Fund Advisors 45 Fremont Street San Francisco, California 94105-2228	2,117,361	(2)	7.52%
Neuberger Berman, Inc. 630 Third Ave. New York, NY, 10158-3698	1,012,100	(3)	6.28%

(1)
According to a Schedule 13G filed on February 14, 2004, Private Capital Management, Inc. has shared dispositive and voting power over all such shares.

(2)
According to a Schedule 13G filed on February 14, 2004, Barclays Global Investors, N.A. has sole dispositive power over 1,785,701 shares, 1,603,014 of which it has sole voting power over, and Barclays Global Fund Advisors has sole dispositive power over 331,660 shares, 326,531 of which it has sole voting power over.

(3)
According to a Schedule 13G filed on February 16, 2004, Neuberger Berman, Inc. has shared dispositive power over all such shares, 664,000 of which it has shared voting power over.

Security Ownership of Directors, Nominees and Executive Officers

        The following table sets forth certain information regarding beneficial ownership of Common Stock by each of the current directors, one nominee who is not currently a director, Earl E. Fry, and the Named Executive Officers (as defined below under the heading "Compensation of Directors and Executive Officers—Executive Compensation"), as well as all directors and executive officers as a group, as of the close of business on March 16, 2005. Unless otherwise noted, the address of each person is c/o Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Directors and Nominees
Clint Arnoldus	[ ]	(3)
Richard J. Blangiardi	[ ]	(4)
Christine H. H. Camp Friedman	[ ]	(5)
Earl E. Fry	—
B. Jeannie Hedberg	[ ]	(6)
Dennis I. Hirota	[ ]	(7)
Clayton K. Honbo	[ ]	(8)
Paul J. Kosasa	[ ]	(9)
Duane K. Kurisu	[ ]	(10)
Colbert M. Matsumoto	[ ]	(11)
Gilbert J. Matsumoto	[ ]	(12)
Ronald K. Migita	[ ]	(13)
Crystal K. Rose	[ ]	(14)
Mike K. Sayama	[ ]	(15)
Maurice H. Yamasato	[ ]	(16)
Dwight L. Yoshimura	[ ]	(17)
Named Executive Officers(18)
Neal K. Kanda	[ ]	(19)
Alwyn S. Chikamoto	[ ]	(20)
Blenn A. Fujimoto	[ ]	(21)
Dean K. Hirata	[ ]	(22)
Denis K. Isono	[ ]	(23)
Douglas R. Weld	—
All Directors and Executive Officers as a Group (21 persons)	[ ]	(24)

(*)
Less than one percent.

(1)
Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed. The numbers shown include the shares actually owned as of March 16, 2005 and, in accordance with Rule 13d-3 under the Securities Exchange Act, as amended, any shares of Common Stock that the person has the right or will have the right to acquire within 60 days of March 16, 2005.

(2)
In computing the percentage of shares beneficially owned by each person or group of persons named above, any shares which the person (or group) has a right to acquire within 60 days after March 16, 2005 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3)
[            ] shares of Common Stock are held by a family trust for which he and his wife (Lesley Arnoldus) are co-trustees. [            ] shares of Common Stock are directly owned. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(4)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (1997 Stock Option Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares.

(5)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (1997 Stock Option Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are held in her Simplified Employee Pension Plan Individual Retirement Account.

(6)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (1997 Stock Option Plan) and [    ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are held as a custodian for her grandson. [            ] shares of Common Stock are held in a 401-K Retirement Savings Plan. [            ] shares of Common Stock are held for her account and benefit under the Central Pacific Financial Corp. Directors Deferred Compensation Plan. [            ] shares of Common Stock are directly held.

(7)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (1997 Stock Option Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are held jointly with his wife (Kathryn Hirota) and for which he has shared voting and investment powers with his wife. [            ] shares of Common Stock are held by Dr. Hirota, as President of Sam O. Hirota, Inc. [            ] shares of Common Stock are directly held. [            ] shares of Common Stock that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(8)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (1997 Stock Option Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are held in trust for the benefit of his wife (Lynette Honbo). [            ] shares of Common Stock are held in trusts for the benefit of his sons and daughter for which he and the beneficiary of the specific trust are each co-trustees. [            ] shares of Common Stock are held in trusts for the benefit of his sons and daughter for which he and his wife are each co-trustees. [    ] shares of Common Stock are held in his Individual Retirement Account. [            ] shares that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan. [            ] shares of Common Stock are directly held.

(9)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (1997 Stock Option Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(10)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are directly held. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company's 1997 Stock Option Plan.

(11)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are held jointly with wife (Gail Matsumoto). [            ] shares of Common Stock are held for his account and benefit under the Central Pacific Financial Corp. Directors Deferred Compensation Plan. [            ] shares of Common Stock are those he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company's 1997 Stock Option Plan.

(12)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (1997 Stock Compensation Plan) and [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are those for which he has shared voting and investment powers as officer, director and shareholder of Business Clinic, Inc. [    ] shares of Common Stock are held by a family trust for which he and his mother (Eunice Matsumoto) are co-trustees. [            ] shares of Common Stock that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(13)
[            ] shares of Common Stock are held in his trust. [            ] shares of Common Stock are directly held. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Stock Compensation Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company's 1997 Stock Option Plan.

(14)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are held by her as trustee of her pension plan.

(15)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company's 1997 Stock Option Plan.

(16)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are directly held. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company's 1997 Stock Option Plan.

(17)
Represents [            ] shares of Common Stock granted under the Director Restricted Shares Program (2004 Stock Compensation Plan). The holder of shares of Common Stock granted under the Director Restricted Shares Program has voting power, but not investment power, with respect to such shares. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company's 1997 Stock Option Plan.

(18)
The following includes information regarding all the "Named Executive Officers" (as defined below under the heading "Compensation of Directors and Executive Officers—Executive Compensation") except for Mr. Arnoldus, whose information is included in this table under the section heading "Directors and Nominees".

(19)
[            ] shares of Common Stock are held under his account under the Company's Retirement Savings Plan. [            ] shares of Common Stock are directly owned. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(20)
[            ] shares of Common Stock are under his account under the Company's Retirement Savings Plan. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(21)
[            ] shares of Common Stock are under his account under the Company's Retirement Savings Plan. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(22)
[            ] shares of Common Stock are held in his Individual Retirement Account. [            ] shares of Common Stock are held jointly with his spouse. [            ] shares of Common Stock are directly owned. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Stock Compensation Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., and the Company's 1997 Stock Option Plan.

(23)
[            ] shares of Common Stock are directly owned. [            ] shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(24)
Represents [            ] shares of Common Stock the individuals have a right to acquire within 60 days after March 16, 2005.

ELECTION OF DIRECTORS

        The Company's Restated Bylaws currently provide for fifteen directors, five each serving as Class I, Class II and Class III directors, each class of directors serving for three-year terms. Five directors (out of a present total of fifteen) are to be elected at the Meeting to serve three-year terms expiring at the 2008 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The nominees to serve as Class II directors for election at the Meeting are B. Jeannie Hedberg, Duane K. Kurisu, Colbert M. Matsumoto, and Crystal K. Rose, all of whom are currently directors of the Company, and Earl E. Fry. Current director Gilbert J. Matsumoto will not be standing for reelection.

        All nominees have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the Proxy Holders named on the enclosed Proxy Card will vote in their discretion for such persons as the Board of Directors may recommend.

        There are no family relationships among directors or executive officers of the Company, and, as of the date hereof, no directorships are held by any director or director nominee with a company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.

DIRECTORS' AND EXECUTIVE OFFICERS' INFORMATION

        The following table sets forth certain information with respect to each of the continuing directors, nominees and Named Executive Officers:

Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company(1)	Term Expires
Directors and Nominees
ARNOLDUS, Clint	Vice Chairman and Chief Executive Officer, Central Pacific Financial Corp. (9/2004-present); Vice Chairman and Chief Executive Officer, Central Pacific Bank (9/2004-present); Vice Chairman and Chief Executive Officer, City Bank (9/2004-2/2005); Chairman, President and Chief Executive Officer, Central Pacific Financial Corp. (2002-9/2004); Chairman, President and Chief Executive Officer, Central Pacific Bank (2002-9/2004); Chairman, President and Chief Executive Officer, Community Bank, Pasadena, California (1998-2001)	58	2002	2007
BLANGIARDI, Richard J.	Senior Vice President and General Manager, Emmis Operating Company (2002-present); President, Telemundo Holding Inc. (1999-2002); Managing Director, Brad Marks International (1999); Chief Executive Officer, Premier Horse Network (1997-1999)	57	2003	2006
CAMP FRIEDMAN, Christine H. H.	Managing Director, Avalon Development LLC (1999-present); Vice President of Development, A&B Properties, Inc. (1997-1999)	38	2004	2007

FRY, Earl E.	Executive Vice President, Chief Financial Officer and Secretary, Informatica Corporation (2003-present); Senior Vice President, Chief Financial Officer and Secretary, Informatica Corporation (2002-2003); Senior Vice President and Chief Financial Officer, Informatica Corporation (1999-2002); Vice President and Chief Financial Officer, Omnicell Technologies (1995-1999)	46	N/A	N/A
HEDBERG, B. Jeannie, C.P.A.	Partner, Hedberg, Freitas, King & Tom (1969-present); Certified Public Accountant	61	2003	2005
HIROTA, Dennis I., Ph.D.	President, Sam O. Hirota, Inc. Engineering and Surveying (1986-present); Registered Professional Engineer and Licensed Professional Land Surveyor	63	1980	2007
HONBO, Clayton K., M.D.	Retired; Doctor of Obstetrics and Gynecology, Clayton K. Honbo, M.D., Inc. (1977-1999)	67	1999	2006
KOSASA, Paul J.	President and Chief Executive Officer, MNS, Ltd., dba ABC Stores (1999-present); Executive Vice President and District Manager, MNS Ltd., dba ABC Stores (1997-1998)	47	2002	2006
KURISU, Duane K.	Chairman and Chief Executive Officer, aio group (2001-present); Partner, Kurisu & Fergus (1985-2001)	50	2004	2005
MATSUMOTO, Colbert M., J.D.	Chairman and Chief Executive Officer, Island Insurance Company, Ltd. (1999-present); Partner, Matsumoto LaFountaine & Chow, AAL, ALC (1994-1998)	51	2004	2005
MIGITA, Ronald K.	Chairman, Central Pacific Financial Corp. and Central Pacific Bank (9/2004-present); Chairman, City Bank (9/2004-2/2005); Director, Chief Executive Officer and President, CB Bancshares, Inc. (1997-2004); Vice Chairman and Chief Executive Officer, City Bank (1997-2004); President, City Bank (1998-2000); Vice Chairman and Chief Executive Officer, International Savings and Loan Association, Limited (1997- 2000)	63	2004	2007
ROSE, Crystal K., J.D.	Partner, Bays Deaver Lung Rose & Baba (1989-present)	47	2005	2005
SAYAMA, Mike K.	Vice President, Hawaii Medical Service Association (1997-present)	50	2004	2006
YAMASATO, Maurice H.	President, Yamasato Fujiwara Higa & Associates, Inc. (1987-present)	62	2004	2007
YOSHIMURA, Dwight L.	Senior Vice President and Senior General Manager, GGP Limited Partnership (1991-present)	50	2004	2006

Named Executive Officers(2)
KANDA, Neal K.
	President and Chief Operating Officer, Central Pacific Financial Corp. and Central Pacific Bank (9/2004-present); Director, Central Pacific Bank (2004-present); Director, City Bank (2004-2/2005); Director, Central Pacific Financial Corp. (2004-2/2005); President and Chief Operating Officer, City Bank (2004-2/2005); Vice President and Treasurer, Central Pacific Financial Corp. (2003-2004); Executive Vice President and Chief Financial Officer, Central Pacific Bank (2002-9/2004); Vice President, Treasurer and Secretary, Central Pacific Financial Corp. (2002-2003); Executive Vice President, Central Pacific Bank (1993-2001); Vice President and Treasurer, Central Pacific Financial Corp. (1999-2001)	56	1991	N/A
CHIKAMOTO, Alwyn S.	Executive Vice President, Commercial Real Estate, Central Pacific Bank (9/2004-present) Executive Vice President, Commercial Real Estate, City Bank (9/2004-2/2005); Executive Vice President and Chief Credit Officer, Central Pacific Bank (2002-9/2004); Senior Vice President and Commercial Finance Group Manager, Central Pacific Bank (1997-2002)	51	1988	N/A
FUJIMOTO, Blenn A.	Executive Vice President, Hawaii Market, Central Pacific Bank (9/2004-present); Executive Vice President, Hawaii Market, City Bank (9/2004-2/2005); Executive Vice President and Chief Financial Services Officer, Central Pacific Bank (2002-9/2004); Senior Vice President and Retail Division Manager, Central Pacific Bank (2000-2002); Vice President and District Manager, Bank of Hawaii (1998-2000)	46	2000	N/A
HIRATA, Dean K.	Executive Vice President and Chief Financial Officer, Central Pacific Financial Corp. and Central Pacific Bank (9/2004-present); Executive Vice President and Chief Financial Officer, City Bank (2002-2/2005); Senior Vice President and Chief Financial Officer, CB Bancshares, Inc. (1999-9/2004); Senior Vice President and Chief Financial Officer, City Bank (1999-2002); Senior Vice President and Chief Financial Officer, International Savings and Loan Association, Limited (1999-2000); Senior Vice President and Controller, First Hawaiian Bank (1990-1999)	47	2004	N/A
ISONO, Denis K.	Executive Vice President, Operations and Services, Central Pacific Financial Corp. and Central Pacific Bank (9/2004-present) Executive Vice President, Operations and Services, City Bank (9/2004-2/2005); Executive Vice President and Chief Operations Officer, Central Pacific Bank (2002-9/2004); Executive Vice President, Operations, Bank of Hawaii (2000-2002); Senior Vice President and Controller, Bank of Hawaii and Pacific Century Financial Corp. (1988-2000)	53	2002	N/A

WELD, Douglas R.	Executive Vice President and Chief Credit Officer, Central Pacific Bank (9/2004-present); Executive Vice President and Chief Credit Officer, City Bank (2003-2/2005); Senior Vice President and Chief Credit Officer, City Bank (2002-2003); Chief Credit Officer, Tokai Bank of California/United California Bank (1986-2002)	56	2004	N/A

(1)
All directors of the Company are also directors of the Bank. Dates prior to the formation of the Company in 1982 indicate the year first appointed director of the Bank. Dr. Hirota commenced service as a director of the Company on February 1, 1982, the date of formation of the Company. Dr. Hirota served as a director of the Company until April 23, 1985 when the Company's shareholders adopted a classified Board and reduced the number of directors to nine. However, Dr. Hirota continued to serve on the Bank's Board until he was reelected to the Company's Board in 1986. Dr. Honbo has been a director of the Bank since 1986. Mr. Kosasa has been a director of the Bank since 1994. Mr. Arnoldus has been a director of the Bank since 2002. Mr. Blangiardi and Ms. Hedberg have been directors of the Bank since 2003. Ms. Camp Friedman, Ms. Rose, Mr. Kurisu, Mr. Matsumoto, Mr. Migita, Mr. Sayama, Mr. Yamasato and Mr. Yoshimura have been directors of the Bank since 2004.

Messrs. Chikamoto, Fujimoto and Weld are officers of the Bank and not officers of the Company; therefore, the year included in the column labeled "First Year Elected or Appointed as Officer or Director of the Company" indicates the year that each was first appointed as an officer of the Bank.

(2)
The following includes information regarding all the Named Executive Officers except for Mr. Arnoldus, whose information is included in this table under the section heading "Directors and Nominees."

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company's directors, executive officers and the beneficial holders of more than 10% of the Common Stock are required to file certain reports with the United States Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's stock. Based on its review of copies of those reports, the Company is required to disclose known failures to file required forms, or failures to timely file required reports during the previous year. To the best knowledge of the Company, there were no failures to file or timely file such required reports during 2004 by any person who was at any time during 2004 a director, officer, beneficial owner of more than 10% of the Common Stock, or any other person subject to Section 16 of the Exchange Act with respect to the Company, except for those as set forth below:

        (i) Clint Arnoldus—180,000 Company stock options granted on September 15, 2004 and reported on Form 4 on November 3, 2004 and 6,025 shares of Common Stock purchased on November 24, 2004 and reported on Form 5 on January 19, 2005; (ii) Joseph F. Blanco—300 shares of Common Stock granted on April 12, 2004 and reported on Form 4 on April 16, 2004; (iii) Dennis I. Hirota—300 shares of Common Stock granted on April 12, 2004 and reported on Form 4 on April 16, 2004 and 31 shares of Common Stock acquired via exchange of CB Bancshares, Inc. stock on September 15, 2004 and reported on Form 5 on January 6, 2005; (iv) Clayton K. Honbo—300 shares of Common Stock granted on April 12, 2004 and reported on Form 4 on April 16, 2004; (v) Denis K. Isono—1,124 shares of Common Stock acquired via exchange of CB Bancshares, Inc. stock on September 15, 2004 and reported on Form 5 on January 6, 2005; (vi) Neal K. Kanda—200 shares of Common Stock acquired as beneficiary of spouse upon marriage on February 12, 1999, 200 shares sold by spouse on December 6, 2004 and both reported on Form 5 on January 19, 2005, and 314 shares of Common Stock acquired via exchange of CB Bancshares, Inc. stock on September 15, 2004 and reported on Form 5 on January 27, 2005; (vii) Paul J. Kosasa—300 shares of Common Stock granted on April 12, 2004 and reported on Form 4 on April 16, 2004; (viii) Duane K. Kurisu—8,260 shares of Common Stock acquired via exchange of CB Bancshares, Inc. stock on September 15, 2004 and reported on Form 4 on January 28, 2005; (ix) Colbert M. Matsumoto—10,339 shares of Common Stock acquired via exchange of CB Bancshares, Inc. stock on September 15, 2004 and reported on Form 4 on November 3, 2004, and 7,500 shares of Common Stock purchased on November 16, 2004, 50 shares of Common Stock purchased on November 18, 2004, 235 shares of Common Stock purchased on December 3, 2004, 1,522 shares of Common Stock purchased on December 21, 2004, 143 shares of Common Stock purchased on December 31, 2004, 69 shares of Common Stock purchased on January 4, 2005, all of which were reported on Form 4 on January 28, 2005; (x) Gilbert J. Matsumoto—300 shares of Common Stock granted on April 12, 2004 and reported on Form 4 on April 16, 2004; (xi) Mike K. Sayama—2,475 shares of Company stock acquired via exchange of CB Bancshares, Inc. stock on September 15, 2004 and reported on Form 4 on November 3, 2004, 1,975 shares of Company stock sold on October 29, 2004 and reported on Form 4 on November 4, 2004; (xii) Maurice H. Yamasato—182 shares of Company stock sold on October 6, 2004 and reported on Form 4 on February 25, 2005. The Company has taken measures to ensure more timely filing.

CORPORATE GOVERNANCE AND BOARD MATTERS

        The Board has three (3) standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. During 2004, the Board dissolved its Executive Committee and its Mergers & Acquisitions Committee.

        During the fiscal year ended December 31, 2004, the Board held a total of twenty-five (25) meetings, including monthly, annual and special meetings. Each person who was a director of the Company during 2004 attended at least 75% of the total number of such Board meetings and 75% of the total number of meetings held by all committees of the Board on which he or she served during the year, except Mr. Kosasa who attended 70% of Board meetings and 70% of meetings held by committees of the Board on which he served. The Company expects directors to attend the annual meetings of shareholders. All directors attended last year's annual meeting of shareholders.

        The following table sets forth the members of the Board as of the date of this Proxy Statement and the committees of the Board on which they serve as of March 1, 2005.

Name of Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Non-Employee Directors:
Richard J. Blangiardi		*	VC
Christine H. H. Camp Friedman	*
B. Jeannie Hedberg	C
Dennis I. Hirota			*
Clayton K. Honbo		*
Paul J. Kosasa		*
Duane K. Kurisu			*
Colbert M. Matsumoto		C	*
Gilbert J. Matsumoto
Crystal K. Rose			C
Mike K. Sayama	*
Maurice H. Yamasato	*
Dwight L. Yoshimura		VC
Employee Directors:
Ronald K. Migita
Clint Arnoldus

* = Member

C = Chair

VC = Vice Chair

        Ms. Rose, Chair of the Corporate Governance & Nominating Committee, has been chosen by the Board to serve as the presiding director for all meetings of the non-management directors in executive sessions. In Ms. Rose's absence, Mr. Blangiardi, Vice Chair of the Corporate Governance & Nominating Committee, has been chosen by the Board to preside over these sessions of the Board.

        Interested parties may communicate directly with the presiding director or with the non-management directors as a group, by writing to: Crystal K. Rose, Bays, Deaver, Lung, Rose & Baba, 1099 Alakea Street, 16th Floor, Honolulu, Hawaii 96813. Alternatively, concerns may be made known and communicated directly to the presiding director or to the non-management directors as a group, through procedures set forth in the Company's Complaint Policy which is available on the Company's website (www.centralpacificbank.com).

Audit Committee

        The Audit Committee held twelve (12) meetings during 2004. The responsibilities of the Audit Committee are described below in the "Report of the Audit Committee" under the subheading "Report of the Audit Committee." The Audit Committee operates under a Charter adopted by the Board. A copy of the Charter of the Audit Committee is attached to the Company's proxy statement as Appendix A. The Charter of the Audit Committee is available on the Company's website (www.centralpacificbank.com), and is also available in print upon request (submit request for copies of the Charter to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811). As of March 1, 2005, the members of the Company's Audit Committee are B. Jeannie Hedberg (Chair), Christine H. H. Camp Friedman, Mike K. Sayama and Maurice H. Yamasato, each of whom is "independent" within the meaning of the listing standards of the NYSE and the rules of the SEC. The Board of Directors has also determined that each member is financially literate, as such qualification is defined under the rules of the NYSE, and that Ms. Hedberg has accounting or related financial management expertise, as such qualification is defined under the rules of the NYSE, and is an "audit committee financial expert" within the meaning of the rules of the SEC. No member of the Audit Committee serves on the audit committee of any other publicly registered company.

Compensation Committee

        The Compensation Committee held seven (7) meetings during 2004. The Compensation Committee's primary purpose is to assist the Board in discharging the Board's responsibilities relating to compensation of the Company's executive officers by evaluating and recommending to the Board approval of executive officer benefit, bonus, incentive compensation, severance, equity-based or other compensation plans, policies and programs of the Company and providing an annual report on executive compensation for inclusion in the Company's proxy statement. The functions of the Compensation Committee are further described in "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" below, under the subheading "Report of the Compensation Committee." The Charter of the Compensation Committee is available on the Company's website (www.centralpacificbank.com), and is also available in print upon request (submit request for copies of the Charter to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811). As of March 1, 2005, the members of the Company's Compensation Committee are Colbert M. Matsumoto (Chair), Dwight L. Yoshimura (Vice Chair), Richard J. Blangiardi, Clayton K. Honbo and Paul J. Kosasa, each of whom is "independent" within the meaning of the listing standards of the NYSE, is a "nonemployee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee held sixteen (16) meetings during 2004. The Corporate Governance and Nominating Committee is responsible for promoting the best interests of the

Company and its shareholders through the implementation of sound corporate governance principles and practices, including identifying individuals qualified to become Board members, recommending nominees for directors of the Company, reviewing the qualifications and independence of the members of the Board and its committees, reviewing and monitoring the Company's Corporate Governance Guidelines, monitoring the Board's and the Company's compliance regarding changes in corporate governance practices and laws and leading the Board in its annual review of the performance of the Board and Chief Executive Officer. The Charter of the Corporate Governance and Nominating Committee and the Company's Corporate Governance Guidelines are available on the Company's website (www.centralpacificbank.com), and are also available in print upon request (submit request for copies of the Charter or Guidelines to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811). As of March 1, 2005, the members of the Company's Corporate Governance and Nominating Committee are Crystal K. Rose (Chair), Richard J. Blangiardi (Vice Chair), Duane K. Kurisu and Colbert M. Matsumoto, each of whom is "independent" within the meaning of the listing standards of the NYSE.

Director Independence

        The Board has determined, in accordance with our Standards Regarding Director Independence, that all of the members of the Board who are not also officers or employees of the Company or any of its affiliates, or the non-employee directors, are "independent" within the meaning of the rules of the NYSE. All of the directors other than Ronald K. Migita and Clint Arnoldus are non-employee directors. All committees of the Board are comprised solely of independent directors. A copy of our Standards Regarding Director Independence is attached as Appendix B to this Proxy Statement.

Code of Conduct & Ethics

        The Company is committed to promoting and fostering ethical conduct and sound corporate governance principles. The Company has a Code of Conduct & Ethics applicable to all employees, officers and directors of the Company. In addition, the Company also has a supplemental Code of Conduct & Ethics For Senior Financial Officers, which is applicable to the Chief Executive Officer, President, Chief Financial Officer, Controller, any other principal financial officer or principal accounting officer and any other person fulfilling and/or performing any similar role, function or capacity. Both of the aforementioned Codes of Conduct & Ethics are available on the Company's website (www.centralpacificbank.com), and are also available in print upon request (submit request for copies of the Codes of Conduct & Ethics to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811).

Director Nomination Process

        Director Qualifications.    The Corporate Governance and Nominating Committee is responsible for reviewing the qualifications and independence of director nominees in accordance with the criteria set forth in the Company's Corporate Governance Guidelines. The general criteria considered include qualification as independent, diversity, age, skills, experience and other relevant considerations in the context of the needs of the Board.

        Identifying and Evaluating Nominees.    The Board seeks to identify candidates for director positions that are best qualified and suited to meet the needs of the Company and to present these candidates for shareholder approval, as and when director positions become open and available. The Corporate Governance and Nominating Committee will first identify, review, evaluate and recommend to the Board, nominees for director positions. The Board will then vote whether or not to recommend such nominees to the Company's shareholders for election.

        In identifying potential director nominees, the Corporate Governance and Nominating Committee will search within the State of Hawaii and may search outside the State of Hawaii for any potential director candidates, and in this regard, may utilize the services of a professional search firm. While the same general criteria set forth above shall be applied in evaluating a candidate's qualifications, it is difficult to enumerate all of the attributes, skills and qualities that the Corporate Governance and Nominating Committee and/or Board may, at any given point in time, determine, consider and value in evaluating, selecting and recommending director nominees. Accordingly, the Corporate Governance and Nominating Committee and the Board exercise their discretion and consider any circumstances, experiences, attributes, skills, qualities, and factors applicable to any director nominee with the intent and purpose of having the best qualified and best suited directors serving on the Board at all times, as well as ensuring that the Board as a whole is diverse and well rounded. The Board may enlist the services of a third party to conduct a background check or other investigation in order to determine whether a candidate meets any criteria.

        Shareholder Nominees.    In accordance with the policies set forth in the Company's Corporate Governance Guidelines, the Corporate Governance and Nominating Committee will consider properly submitted director nominees for election at the 2006 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing prior to January 25, 2006. Shareholder recommendations should be addressed to the Company's Corporate Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

Communications with the Board

        Shareholders of the Company may send written communications directly to the Board, addressed to: Board of Directors of Central Pacific Financial Corp., 220 South King Street, Third Floor, Honolulu, Hawaii 96813. Any such communication may be directed to the attention of the Chairman of the Board or the Chair of any Board Committee (such as, for example, the Chair of the Audit Committee or the Chair of the Corporate Governance and Nominating Committee). Shareholders sending such communications must include the following in their written communication: (a) such shareholder(s) must identify himself/herself/itself/themselves and provide reasonably satisfactory proof of their ownership of the Company's stock; (b) such shareholder(s) must state in reasonable detail and communicate with reasonable clarity and specificity their issue or concern; and (c) such shareholder(s) must include their contact information (at a minimum, phone number and address).

Report of the Audit Committee

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933, as amended (the "Securities Act") or under the Exchange Act, except to the extent we specifically incorporate this Report by reference.

Report of the Audit Committee

        The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Board of Directors has also determined that each member is financially literate, as such qualification is defined under the rules of the NYSE, and that one member of the Committee has accounting or related financial management expertise, as such qualification is defined under the rules of the NYSE and is an "audit committee financial expert" within the meaning of the rules of the SEC. The Committee operates pursuant to a Charter that was last amended and restated by the Board on February 1, 2005, a copy of which is attached to this Proxy Statement as Appendix A. In addition, the Charter of the Audit Committee is available on the Company's website (www.centralpacificbank.com).

        Pursuant to the Audit Committee Charter, the Audit Committee's primary purpose is to assist the Board in overseeing various accounting, auditing, internal control, legal and regulatory matters of the Company, and in fulfillment of this purpose, the Audit Committee's primary responsibilities are to:

  •
  monitor the integrity of the financial statements and accounting, the internal audits, the internal controls, and the handling of legal matters, of the Company and its subsidiaries;

  •
  appoint, determine the qualifications, independence and compensation of, oversee the work of, and evaluate the performance of, the Company's independent and internal auditors;

  •
  monitor the compliance by the Company with legal and regulatory requirements; and

  •
  coordinate and facilitate communication among the auditors, Company management and the Board respecting accounting, auditing, internal control and legal matters.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the Company's independent registered public accounting firm. The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement of Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees).

        The Audit Committee also obtained from the independent registered public accounting firm a formal written statement describing all relationships between the Company and the independent registered public accounting firm that bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committee). The Audit Committee has received and discussed with the independent registered public accounting firm the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002. The Audit Committee discussed with the independent registered public accounting firm any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the registered public accounting firm's independence.

        The Audit Committee discussed with the Company's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the internal controls, and the overall quality of the financial reporting.

        In reliance on these discussions and reviews referred to above, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

        Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not all be, and we may not all represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in its report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of our Company's financial statement has been carried out in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) or that our Company's independent registered public accounting firm is in fact "independent."

        Respectfully submitted by the members of the Audit Committee of the Board of Directors:

                      B. JEANNIE HEDBERG, CHAIR
                      CHRISTINE H. H. CAMP FRIEDMAN
                      MIKE K. SAYAMA
                      MAURICE H. YAMASATO

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

        The Company and the Bank each has a policy of paying fees to non-management directors for their attendance at board and board committee meetings. The Company and the Bank pay each of their non-management directors $800 per board meeting attended and $600 per board committee meeting attended. In addition, the Company pays $10,000 annually to each non-management director, and the Bank pays $15,000 annually to each non-management director. The Company pays the Chair of the Audit Committee $10,000 annually, the Chair of the Compensation Committee $5,000 annually, and the Chair of the Corporate Governance & Nominating Committee $5,000 annually.

        Non-employee directors of the Company and the Bank have been eligible to participate in the Company's 1997 Stock Option Plan and continue to be eligible to participate in the Company's 2004 Stock Compensation Plan. The Company annually grants restricted Common Stock of the Company to non-employee directors of both the Company and the Bank. In 2004, the Company granted 300 restricted shares of the Company's Common Stock to each of the Company's and the Bank's non-employee directors (where an individual was both a director of the Company and the Bank, he or she only received a total of 300 restricted shares of Common Stock). For 2005, the Company granted the equivalent of $6,000 of the Company's Common Stock (with restrictions) to each of the Company's non-employee directors, and in addition, the equivalent of $6,000 of the Company's Common Stock (with restrictions) to each of the Bank's non-employee directors (where an individual is both a director of the Company and the Bank, they received a total of $12,000 worth of the Company's Common Stock (with restrictions)).

        During 1997, non-employee directors received a one-time grant of stock options to purchase, in the aggregate, 294,000 shares of Common Stock at an exercise price of $8.9375 per share. Options vest at a rate of 3,000 shares per year until the earlier of the director's retirement at age 70 or 10 years from the date of grant.

        The Company also maintains a Directors Deferred Compensation Plan, which became effective as of January 1, 2001, and under which each non-employee director of the Company and the Bank may elect to defer all or a portion of his or her annual retainer and meeting fees. Distribution of the deferred compensation account will be made in the form of a lump sum payment within ten years following termination from service or annual installment payments over a period no greater than ten years following termination from service, in accordance generally with the director's election made at the time of the deferral. A withdrawal from the deferred compensation account is also available in the case of an unforeseeable emergency. Under the Directors Deferred Compensation Plan, deferred amounts are valued based on corresponding investments in certain investment funds offered by the Bank's Trust Division which may be selected by the director. The Directors Deferred Compensation Plan is a nonqualified deferred compensation plan under which distributions are made from the general assets of the Company under the direction and oversight of the Compensation Committee.

Executive Compensation

        Summary of Cash and Certain Other Compensation.    The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of any person who served as the Company's Chief Executive Officer during the last fiscal year and each of the four (4) other most highly compensated executive officers of the Company or the Bank (given such executive officer of the Bank performed a policy making function for the Company), determined as of the end of the last fiscal year. We have also included certain summary information concerning compensation paid or accrued by the Company to or on behalf of Messrs. Hirata and Weld, who began serving as executive officers upon the completion of our merger with CB Bancshares, Inc. on September 15, 2004. The individuals listed in the following table comprise our "Named Executive Officers."

SUMMARY COMPENSATION TABLE

				Long Term Compensation
		Annual Compensation		Awards
						Payouts
				Restricted Stock Award ($)	Securities Underlying Options/SARs (#)*
Name and Principal Position	Year	Salary ($)	Bonus ($)			LTIP** Payout ($)	All Other Compensation ($)
Clint Arnoldus	2004	516,692	—	—	180,000	—	1,080,791	(1)
Chief Executive Officer, Central Pacific Financial	2003	469,203	—	—	49,605	—	61,448	(2)
Corp. and Central Pacific Bank	2002	452,972	505,218	—	40,000	—	503,239	(3)
Neal K. Kanda	2004	244,341	71,250	—	—	—	139,334	(4)
President and Chief Operating Officer, Central	2003	219,300	—	—	15,457	—	42,890	(5)
Pacific Financial Corp. and Central Pacific Bank	2002	210,002	126,073	—	16,338	—	45,943	(6)
Alwyn S. Chikamoto,	2004	191,580	48,668	—	—	—	138,904	(7)
Executive Vice President, Commercial Real	2003	183,600	—	—	12,941	—	42,501	(8)
Estate, Central Pacific Bank	2002	165,673	72,000	—	11,192	—	45,773	(9)
Blenn A. Fujimoto,	2004	191,580	48,668	—	—	—	136,093	(10)
Executive Vice President, Hawaii Market,	2003	183,600	—	—	12,941	—	39,940	(11)
Central Pacific Bank	2002	157,670	110,000	—	6,924	—	41,160	(12)
Dean K. Hirata,	2004	54,178	33,750	—	—		6,771	(13)
Executive Vice President, Chief Financial	2003	N/A	N/A	N/A	N/A	N/A	N/A
Officer, Central Pacific Financial Corp. and	2002	N/A	N/A	N/A	N/A	N/A	N/A
Central Pacific Bank
Denis K. Isono,	2004	185,845	47,316	—	—	—	134,411	(14)
Executive Vice President, Operations and	2003	178,500	—	—	8,388	—	29,917	(15)
Services, Central Pacific Financial Corp. and	2002	116,002	100,000	—	—	—	31,899	(16)
Central Pacific Bank
Douglas R. Weld,	2004	56,875	37,500	—	—	—	5,996	(17)
Executive Vice President and Chief Credit	2003	N/A	N/A	N/A	N/A	N/A	N/A
Officer, Central Pacific Bank	2002	N/A	N/A	N/A	N/A	N/A	N/A

*
SAR stands for "Stock Appreciation Rights" and refers to SARs payable in cash or stock, including SARs payable in cash or stock at the election of the Company or Named Executive Officer.

**
LTIP stands for "Long-Term Incentive Plan" and refers to any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company's stock price, or any other measure, but excluding restricted stock, stock option and SAR Plans.

(1)
Includes contributions to the Bank's Cash or Deferred Arrangement ("CODA")/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Arnoldus of $18,791 and $8,200, respectively, a $12,000 automobile allowance, and a $1,080,000 one-time merger bonus.

(2)
Includes contributions to the Bank's Cash or Deferred Arrangement ("CODA")/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Arnoldus of $23,198 and $8,000, respectively, a $12,000 automobile allowance, and $15,556 related to residential security system expenses.

(3)
Includes $260,000 representing a sign-on bonus, $210,905 representing payments for relocation expenses, including $88,448 related to the sale of Mr. Arnoldus' former residence and purchase of new residence, $18,304 related to temporary housing expenses, $17,968 related to residential security system expenses, $95,076 related to "gross-up" payments for additional personal income tax obligations resulting from the relocation expense reimbursement, and a $11,877 automobile allowance.

(4)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $18,791 and $8,200, respectively, a $8,400 automobile allowance, and a $100,000 merger-related executive retention bonus.

(5)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $23,198 and $8,000, respectively, and a $8,400 automobile allowance.

(6)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Kanda of $13,234, $13,406 and $8,000, respectively, and a $8,400 automobile allowance.

(7)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Chikamoto of $18,791 and $8,200, respectively, a $8,400 automobile allowance, and a $100,000 merger-related executive retention bonus.

(8)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Chikamoto of $23,198 and $8,000, respectively, and a $8,400 automobile allowance.

(9)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Chikamoto of $13,234, $13,406 and $8,000, respectively, and a $8,400 automobile allowance.

(10)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Fujimoto of $18,791 and $8,200, respectively, an automobile allowance of $8,400, and a $100,000 merger-related executive retention bonus.

(11)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Fujimoto of $23,198 and $8,000, respectively, and an automobile allowance of $8,400.

(12)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Fujimoto of $12,741, $13,100 and $7,577, respectively, and an automobile allowance of $7,000.

(13)
Includes contributions to the Bank's CODA/Profit Sharing Plan for the account of Mr. Hirata of $1,625, and an automobile allowance of $2,700. Mr. Hirata became an executive officer of the Company on September 15, 2004 with the CB Bancshares, Inc. merger.

(14)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Isono of $14,301 and $8,200, respectively, an automobile allowance of $8,400, and a $100,000 merger-related executive retention bonus.

(15)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Isono of $12,549 and $6,268, respectively, and an automobile allowance of $8,400.

(16)
Includes a sign-on bonus of $25,000, and an automobile allowance of $5,600.

(17)
Includes contributions to the Bank's CODA/Profit Sharing Plan for the account of Mr. Weld of $1,706, and an automobile allowance of $2,800. Mr. Weld became an executive officer of the Company on September 15, 2004 with the CB Bancshares, Inc. merger.

        Option Grants.    Mr. Arnoldus was granted 180,000 Company stock options during 2004 at an exercise price of $27.50 per share. There were no other option grants to our Named Executive Officers during 2004.

        The following table provides information with respect to the Named Executive Officers concerning the granting of options during the fiscal year ended December 31, 2004. As of December 31, 2004, the Company has not granted any stock appreciation rights.

OPTION GRANTS DURING FISCAL YEAR 2004

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Number of Shares Underlying Options Granted
Name			Percentage of Total Options Granted to Employees in 2004	Exercise Price Per Share	Option Expiration Date
						5%	10%
ARNOLDUS, Clint	180,000	(1)	100.0%	$27.50	9/15/14	$3,113,028	$7,889,025
KANDA, Neal K.	N/A		N/A	N/A	N/A	N/A	N/A
CHIKAMOTO, Alwyn S.	N/A		N/A	N/A	N/A	N/A	N/A
FUJIMOTO, Blenn A.	N/A		N/A	N/A	N/A	N/A	N/A
HIRATA, Dean K.	N/A		N/A	N/A	N/A	N/A	N/A
ISONO, Denis K.	N/A		N/A	N/A	N/A	N/A	N/A
WELD, Douglas R.	N/A		N/A	N/A	N/A	N/A	N/A

(1)
The options granted to Mr. Arnoldus are subject to a vesting schedule pursuant to which one-third shall vest annually on the anniversary of the grant date. The grant date was September 15, 2004.

(2)
The potential realizable value of each grant of options included in the table represents the potential value assuming that the market price of the underlying shares appreciates in value from the date of grant to the end of the option term at an annualized rate of 5% or 10%. Actual gains, if any, on stock option exercises will depend upon the actual future market price of the Company's stock.

        Option Exercises and Holdings.    The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended December 31, 2004 and unexercised options held by the Named Executive Officers as of December 31, 2004

AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 2004
AND 2004 FISCAL YEAR-END OPTION VALUES

			Number of Unexercised Options at 12/31/04		Value of Unexercised In- the-Money Options* at 12/31/04
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
ARNOLDUS, Clint	—	—	59,842	209,763	$1,008,681	$1,809,121
KANDA, Neal K.	—	—	12,724	19,071	178,055	266,825
CHIKAMOTO, Alywn S.	—	—	9,655	14,478	129,788	194,611
FUJIMOTO, Blenn A.	—	—	26,509	16,556	525,454	252,248
HIRATA, Dean K.	—	—	40,404	—	1,043,059	—
ISONO, Denis K.	—	—	3,357	5,031	28,031	42,009
WELD, Douglas R.	—	—	—	—	—	—

*
The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 2004 ($36.17 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

        Defined Benefit Pension Plan.    The Bank has a Defined Benefit Pension Plan that was closed to new participants effective December 31, 2002. To be eligible, an executive must have been hired prior to December 2, 2001. Accordingly, Messrs. Arnoldus, Hirata, Isono and Weld are not eligible to receive benefits pursuant to the Defined Benefit Pension Plan.

        The table below shows estimated annual retirement benefits at age 65 for various levels of executive compensation and service under the Bank's Defined Benefit Pension Plan.

PENSION PLAN TABLE

	Years of Service
Annualized Final Average Compensation
	15 Years	20 Years	25 Years	30 Years	35 Years
$50,000	$5,625	$7,500	$9,375	$11,250	$13,125
100,000	11,250	15,000	18,750	22,500	26,250
150,000	16,875	22,500	28,125	33,750	39,375
200,000	22,500	30,000	37,500	45,000	52,500
250,000	28,125	37,500	46,875	56,250	65,625
300,000	33,750	45,000	56,250	67,500	78,750
350,000	39,375	52,500	65,625	78,750	91,875
400,000	45,000	60,000	75,000	90,000	105,000
450,000	50,625	67,500	84,375	101,250	118,125
500,000	56,250	75,000	93,750	112,500	131,250

        Under the Defined Benefit Pension Plan, benefits are based upon the employee's years of service and highest average annual salary in the final 60-consecutive month period of service as of December 31, 2002. The credited years of service as of December 31, 2004 for Messrs. Kanda, Chikamoto and Fujimoto are 13, 25 and 2, respectively.

        Supplemental Executive Retirement Arrangements. The Company also has non-qualified, unfunded supplemental executive retirement arrangements ("SERA") for certain executive officers. For Mr. Arnoldus, the SERP provides a lump sum payment equal to the actuarial equivalent of a joint and 100% survivor annuity payable for life and upon his death to his current spouse for life starting at age 65. The annuity amount on which the SERA benefit will be based is equal to (A) the product of his years of service with the Company, up to a maximum of 15 years, multiplied by 3 1/3% of the average of his salary and bonus for the three fiscal years preceding his termination, reduced by (B) the actuarial equivalent of his benefit under the Social Security Act and any other retirement benefits provided by the Company. For Mr. Kanda, the SERA provides a benefit equal to the difference between (A) the benefit which would have accrued under the Company's Defined Benefit Pension Plan, without regard to limitations imposed by laws and regulations governing such plans, reduced by (B) the benefit that actually accrued under the Defined Benefit Pension Plan. The Defined Benefit Pension Plan was curtailed effective December 31, 2002, and accordingly, no new benefits are accruing to Mr. Kanda. Each of Mr. Hirata and Mr. Weld is entitled to receive, upon termination, a SERA benefit calculated as if the Supplemental Executive Retirement Agreement between each of Messrs. Hirata and Weld and CB Bancshares, Inc. (the "CB SERP") had continued in effect until the date of termination of his employment and a SERA benefit calculated under the "change of control" provisions of the CB SERP as of the date of the merger of the Company and CB Bancshares, Inc. The nominal SERA benefit under the CB SERP would be a life annuity equal to the greater of (A) 65% of final average compensation, less 50% of his social security benefit and less any pension benefits accrued under any CB Bancshares defined contribution plan or (B) the full SERA benefit that he would have received had he remained in the employ of CB Bancshares and retired at age 65 and calculated as of the date of the merger of the Company and CB Bancshares, Inc. The 65% formula is reduced by 2.5% for each year of service less than 25 years of service and increased by 2.5% for each year of service exceeding 25 years of service (subject to a maximum adjusted percentage of 70%). The final average compensation means the average base salary plus bonus for the five year period preceding the executive's termination of employment.

Employment Arrangements

        Effective September 14, 2004, the Company entered into a separate Employment Agreement with each of (a) Clint Arnoldus, Chief Executive Officer and Vice Chairman of the Company and the Bank, (b) Ronald K. Migita, Chairman of the Company and the Bank, (c) Neal K. Kanda, President and Chief Operating Officer of the Company and the Bank, (d) Dean K. Hirata, Executive Vice President and Chief Financial Officer of the Company and the Bank, (e) Douglas R. Weld, Executive Vice President and Chief Credit Officer of the Bank, (f) Alwyn S. Chikamoto, Executive Vice President, Commercial Real Estate, of the Bank, (g) Blenn A. Fujimoto, Executive Vice President, Hawaii Market, of the Bank and (h) Denis K. Isono, Executive Vice President, Operations and Services of the Company and the Bank.

Terms of Mr. Arnoldus' Agreement

        Under his agreement, Mr. Arnoldus receives an annual base salary of $600,000 with a minimum bonus target of 50% of his base salary.

        The Company may terminate Mr. Arnoldus' employment at any time and Mr. Arnoldus may resign at any time. If the Company chooses to terminate Mr. Arnoldus' employment for reasons other than "cause" (as defined in his agreement) or if Mr. Arnoldus resigns for "good reason" (as defined in his agreement), the Company will be required to pay Mr. Arnoldus a lump sum payment equal to twice his base salary and target bonus, and Mr. Arnoldus will become entitled to his supplemental retirement benefit. In addition, the Company will be required to pay Mr. Arnoldus his accrued and unpaid compensation, a pro rata target bonus, continued health and welfare benefits for Mr. Arnoldus and his wife for life, accelerated vesting of all equity awards, relocation reimbursement and outplacement assistance. Mr. Arnoldus will be subject to a non-solicitation and non-competition requirement for the remainder or the term of his employment agreement.

        In the event of a change of control of the Company, Mr. Arnoldus may voluntarily resign during the sixty-day period following the sixth month after the change of control date. In the event Mr. Arnoldus' employment is terminated in anticipation of or following a change of control, he will be entitled to the same benefits he would have received had he been terminated without cause or resigned for good reason except that his severance amount will be three times base salary and target bonus. He will also be entitled to payments to cover any excise tax liability (on an after-tax basis) under Section 4999 of the Internal Revenue Code with respect to his payments under the employment agreement.

Terms of Mr. Migita's Agreement

        Under his agreement, Mr. Migita receives an annual base salary of $200,000 and ordinary course directors fees.

        The Company may terminate Mr. Migita's employment at any time, and Mr. Migita may resign at any time. If the Company chooses to terminate Mr. Migita's employment for reasons other than "cause" (as defined in his agreement) or if Mr. Migita resigns for "good reason" (as defined in his agreement), the Company will be required to pay to Mr. Migita his accrued but unpaid compensation, a lump-sum payment of salary for the remainder of the term, continued health and welfare benefits for the remainder of the term and accelerated vesting of all equity awards. Mr. Migita will be subject to a non-solicitation and non-competition requirement for the remainder of the term of the employment agreement.

Terms of Mr. Kanda's Agreement

        Under his agreement, Mr. Kanda receives an annual base salary of $285,000 with a minimum bonus target of 40% of his base salary.

        The Company may terminate Mr. Kanda's employment at any time, and Mr. Kanda may resign at any time. If the Company chooses to terminate Mr. Kanda's employment for reasons other than "cause" (as defined in his agreement) or if Mr. Kanda resigns for "good reason" (as defined in his agreement), the Company will be required to pay to Mr. Kanda a lump-sum payment equal to salary and target bonus for the "severance period", which is two years. In addition, the Company will be required to pay Mr. Kanda his accrued but unpaid compensation, a pro rata target bonus, continued health and welfare benefits for the remainder of the severance period, accelerated vesting of equity awards and outplacement assistance. In this circumstance, Mr. Kanda will be subject to a non-solicitation and non-competition requirement for the duration of his severance period. If Mr. Kanda terminates his employment without good reason or the Company terminates his employment for cause, Mr. Kanda will be subject to a non-solicitation and non-competition requirement for the remainder of the term of his employment agreement. Mr. Kanda would also be entitled to these severance benefits if the Company does not agree to renew his employment on substantially similar terms after the end of his two-year term. If there is a change of control of the Company, the term of the employment agreement and the severance period will both automatically extend to three years and Mr. Kanda will be entitled to payments to cover any excise tax liabilities (on an after-tax basis) under Section 4999 of the Internal Revenue Code with respect to his payments under the agreement.

Terms of Mr. Hirata's Agreement

        Under his agreement, Mr. Hirata receives an annual base salary of $200,000 with a minimum bonus target of 30% of his base salary.

        The Company may terminate Mr. Hirata's employment at any time, and Mr. Hirata may resign at any time. If the Company chooses to terminate Mr. Hirata's employment for reasons other than "cause" (as defined in his agreement) or if Mr. Hirata resigns for "good cause" (as defined in his agreement), the Company will be required to pay Mr. Hirata a lump-sum payment equal to the higher of (1) about $824,000 and (2) salary and target bonus for the "severance period", which is the shorter of two years or the remainder of the term of the employment agreement. In addition, Mr. Hirata will also be entitled to his accrued but unpaid compensation, a pro rata target bonus, continued health and welfare benefits for the remainder of the severance period, outplacement assistance and accelerated vesting of all equity awards. In this circumstance, Mr. Hirata will be subject to a non-solicitation and non-competition requirement for the duration of his severance period. If Mr. Hirata terminates his employment without good reason or the Company terminates his employment for cause, Mr. Hirata will be subject to a non-solicitation and non-competition requirement for the remainder of the terms of the employment agreement. If there is a change in control of the Company, the term of the employment agreement and the severance period will both automatically extend to three years, and Mr. Hirata will be entitled to payments to cover any excise liabilities (on an after- tax basis) under Section 4999 of the Internal Revenue Code.

        Under certain circumstances provided in his agreement, Mr. Hirata will be provided with benefits and/or payments as if the change of control agreement and supplemental executive retirement agreement that he previously had with CB Bancshares continued in effect.

Terms of Mr. Weld's Agreement

        Under his agreement, Mr. Weld receives an annual base salary of $195,000 with a minimum bonus target of 30% of his base salary.

        The Company may terminate Mr. Weld's employment at any time, and Mr. Weld may resign at any time. If the Company chooses to terminate Mr. Weld's employment for reasons other than "cause" (as defined in his agreement) or if Mr. Weld resigns for "good reason" (as defined in his agreement), Central Pacific will be required to pay Mr. Weld a lump-sum payment equal to the higher of (1) about $819,000 and (2) salary and target bonus for the "severance period", which is the shorter of two years or the remainder of the term of the employment agreement. In addition, Mr. Weld will also be entitled to his accrued but unpaid compensation, a pro rata target bonus, continued health and welfare benefits for the remainder of the severance period and accelerated vesting of all equity awards. In this circumstance, Mr. Weld will be subject to a non-solicitation and non-competition requirement for the duration of his severance period. If Mr. Weld terminates his employment without good reason or the Company terminates his employment for cause, Mr. Weld will be subject to a non-solicitation and non-competition requirement for the remainder of the term of the employment agreement. If there is a change of control of the Company, the term of the employment agreement and the severance period will both automatically extend to three years, and Mr. Weld will be entitled under the proposed terms to payments to cover any excise tax liabilities (on an after-tax basis) under Section 4999 of the Internal Revenue Code.

        Under certain circumstances provided in his agreement, Mr. Weld will be provided with benefits and/or payments as if the change of control agreement and supplemental executive retirement agreement that he previously had with CB Bancshares continued in effect.

Terms of the Agreements for Messrs. Chikamoto, Fujimoto and Isono

        Under his respective employment agreement, each of Messrs. Chikamoto, Fujimoto and Isono will receive an annual base salary with a minimum bonus target of 30% of his base salary. The annual base salary for each of Messrs. Chikamoto and Fujimoto is $194,670 and for Mr. Isono is $189,263.

        The Company may terminate the employment of each of the officers listed above at any time, and each officer may resign at any time. If the Company chooses to terminate the officers' employment for reasons other than "cause" (as defined in their respective agreements) or if the officer resigns for "good reason" (as defined in their respective agreements), the Company will be required to pay the officer a lump sum payment equal to salary and target bonus for the "severance period", which is the shorter of two years or the remainder of the term of the employment agreement. In addition, the Company will be required to pay the officer his accrued but unpaid compensation, a pro rata target bonus, continued health and welfare benefits for the severance period, accelerated vesting of all equity awards and outplacement assistance. In this circumstance, the officer will be subject to a non-solicitation and non-competition requirement for the duration of his severance period. If the officer terminates his employment without good reason or the Company terminates his employment for cause, the officer will be subject to a non-solicitation and non-competition agreement for the remainder of the term of the employment agreement. If there is a change of control of the Company, the term of the employment agreement and the severance period will both automatically extend to three years, and the officer will be entitled to payments to cover any excise tax liabilities (on an after-tax basis) under Section 4999 of the Internal Revenue Code with respect to his payments under the agreement.

Report of the Compensation Committee

        Set forth below is a report of the Compensation Committee addressing the Company's compensation policies for 2004 applicable to the Company's executives, including the Named Executive Officers.

        The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this Report of the Compensation Committee by reference.

Report of the Compensation Committee on Executive Compensation

        The Company's compensation programs reflect the philosophy that executive compensation should be linked to Company performance, yet be competitive and consistent with the compensation paid to others holding positions of similar responsibility in the banking and financial services industries. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while motivating employees to perform to their fullest abilities to increase profitability and maximize shareholder value.

Salary Compensation

        The Company pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the banking and financial services industries based upon the individual's experience, performance and responsibilities and past and potential contribution to the Company. In determining the market rate, the Company obtains information regarding executive salary levels for other companies in the banking and financial services industries, including national banking organizations. The relative asset size and profitability levels of these institutions are also considered. On April 28, 2004, the Company's Board approved the compensation for all executive officers for the ensuing year, effective May 1, 2004.

        The Company's Chief Executive Officer, Clint Arnoldus, was hired in January 2002 as President and Chief Operating Officer and became Chairman, President and Chief Executive Officer in April 2002. In September 2004, in connection with the Company's merger with CB Bancshares, Mr. Arnoldus relinquished the titles of Chairman and President and since that time has served in the positions of Chief Executive Officer and Vice Chairman. In determining Mr. Arnoldus' compensation, the Compensation Committee considered the Company's performance, his experience and background, and peer-level compensation. Other considerations included his leadership, management philosophy, vision and other factors that were determined to be key to the Company's future success.

Incentive Compensation

        During 2004, the Company had two programs whereby compensation for the Named Executive Officers was directly linked to the Company's performance: the Profit Sharing Plan and the Annual Executive Incentive Plan.

        Profit Sharing Plan.    The Bank has a Profit Sharing Plan (the "Profit Sharing Plan") pursuant to which the Bank makes annual profit-sharing contributions (the "Profit Sharing Contribution") to the Retirement Savings Plan as determined by the Bank's Board of Directors depending on the profitability of the Bank during the year, subject to certain limitations on contributions under the Internal Revenue Code and the Profit Sharing Plan.

        Employees with not less than one year of service with the Bank are eligible to participate in the Profit Sharing Plan. The Profit Sharing Contribution is allocated among participating employees, including the Named Executive Officers, in the proportion which each participant's compensation for the fiscal year bears to the total compensation for all participating employees for such year. Benefits vest at a rate of twenty percent (20%) per year and participants receive a distribution of vested amounts allocated to their accounts only upon retirement or termination of employment with the Bank.

        In 1994, the Bank's Board of Directors approved the Cash or Deferred Arrangement ("CODA") program which allows each employee who is a participant in the Profit Sharing Plan to elect to receive up to one-half of the current year's profit sharing contribution in cash with the other half being allocated to such employee's account under the Retirement Savings Plan. Elections not made would be deferred into that employee's Retirement Savings Plan account.

        The Bank's Board of Directors makes its determination of the amount of the Profit Sharing Contribution based upon management's recommendation at the end of the fiscal year. For 2004, the Profit Sharing Contribution equaled five percent (5%) of the pre-tax income of the Bank (excluding the effect of the Profit Sharing Contribution expense), less the amount of cash dividends paid by the Bank during the fiscal year. In 2004, the Bank's Profit Sharing Contribution was $1,920,000, which equaled 9.0% of total compensation paid to all participating employees for the year.

        Annual Executive Incentive Plan.    The 2004 Annual Executive Incentive Plan was adopted by the Company's Board of Directors and approved by the Company's shareholders for the 2004 fiscal year. Executives with the corporate title of Executive Vice President or above as of January 1, 2004, including Messrs. Arnoldus, Kanda, Chikamoto, Fujimoto and Isono, were eligible to participate in the Annual Executive Incentive Plan.

        Subject to approval by the Compensation Committee, participants were eligible to receive a cash bonus under the Annual Executive Incentive Plan based upon a combination of Company and individual performance criteria. The Company performance criteria was based on a number of financial measures including the Company's return on equity, efficiency ratio and earnings per share, adjusted to exclude the impact of the merger. The Company achieved its return on equity and minimum earnings per share thresholds, and accordingly, cash bonuses were paid to Messrs. Kanda, Chikamoto, Fujimoto and Isono. Discretionary cash bonuses were also paid to Messrs. Hirata and Weld reflecting their contributions to the Company since the merger.

Stock-Based Compensation

        The Company also believes that stock ownership by employees, including the Named Executive Officers, provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests. To facilitate these objectives, the Company adopted the 2004 Stock Compensation Plan.

        2004 Stock Compensation Plan.    The 2004 Stock Compensation Plan was adopted in 2004 to replace the 1997 Stock Option Plan. The 2004 Stock Compensation Plan provides for the award of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and stock-based awards to be given to any employee, director, or independent contractor of the Company or any of its affiliates. The 2004 Stock Compensation Plan is administered by the Compensation Committee of the Board.

        The granting of stock options for fiscal year 2004 was conditioned upon the attainment of all financial performance objectives consistent with the Annual Executive Incentive Plan. Since those performance thresholds were not met in their entirety, there were no grants of stock options for 2004, other than those granted to Mr. Arnoldus in connection with the merger.

Other Compensation

        In connection with the Company's merger with CB Bancshares, Inc. on September 15, 2004, certain officers received merger-related bonus payments from the Company. Mr. Arnoldus received a one-time merger-related bonus. Each of Messrs. Kanda, Chikamoto, Fujimoto and Isono received a retention bonus: $100,000 was paid to such executive on the merger closing date and $100,000 will be paid on the first anniversary of the merger closing date provided the executive is still in the employ of the Company on such date.

        The Named Executive Officers also participate in the Company's broad-based employee benefit plans, such as the 401(k) Savings Plan and medical, dental, supplemental disability and term life insurance programs.

        Certain Company executives are eligible to participate in the Company's Defined Benefit Pension Plan (the "Pension Plan"), SERA and the Split Dollar Life Insurance Plan (the "Insurance Plan"). See "ELECTION OF DIRECTORS—Compensation of Directors and Executive Officers—Executive Compensation—Defined Benefit Pension Plan and—Supplemental Executive Retirement Plan." Under the Insurance Plan, the Company provides life insurance coverage for certain senior officers. The Insurance Plan agreements provide death benefits of approximately two times the officer's normal annual salary during employment and an amount approximating the officer's final normal annual salary upon retirement. Of the Named Executive Officers, Messrs. Chikamoto, Fujimoto and Kanda participate in the Pension Plan, Messrs. Arnoldus, Kanda, Hirata and Weld are eligible to receive benefits pursuant to the SERA, and Messrs. Chikamoto and Kanda participate in the Insurance Plan.

        Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

COLBERT M. MATSUMOTO, CHAIR DWIGHT L. YOSHIMURA, VICE CHAIR RICHARD J. BLANGIARDI CLAYTON K. HONBO PAUL J. KOSASA

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Company is composed entirely of the following five independent directors: Colbert M. Matsumoto (Chair), Dwight L. Yoshimura (Vice Chair), Richard J. Blangiardi, Clayton K. Honbo and Paul J. Kosasa.

PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Russell 2000 index and (ii) the cumulative total return of all publicly-traded U.S. banks with assets of $1-$5 billion as quoted by SNL Financial over the period from December 31, 1999 through December 31, 2004. The graph assumes an initial investment of $100 at the end of 1999 and reinvestment of dividends during the ensuing five-year period. The graph is not necessarily indicative of future price performance.

        The following performance graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this performance graph by reference.

Comparison of Five Year Cumulative Total Return
Among Russell 2000 Index Companies, Publicly-Traded U.S. Banks with Total Assets of $1-$5 Billion and Central Pacific Financial Corp.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1:

ELECTION OF DIRECTORS

        The Board of Directors recommends the election of the five (5) nominees listed below as directors, to serve a three-year term expiring at the 2008 Annual Meeting of Shareholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Earl E. Fry

B. Jeannie Hedberg

Duane K. Kurisu

Colbert M. Matsumoto

Crystal K. Rose

        For more information regarding the background of each of the nominees for director, see the section titled "ELECTION OF DIRECTORS—Director's and Executive Officers' Information". The person named as "Proxy" in the enclosed form of proxy statement will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Annual Meeting of Shareholders any of the nominees named above should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy statement will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

        The election of directors requires a plurality of the votes cast "FOR" the election of the directors by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the five directorships to be filled at the meeting will be filled by the five (5) nominees receiving the highest number of "FOR" votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL 5 NOMINEES. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" ALL 5 NOMINEES.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM

        The Board has appointed KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. KPMG LLP audited the Company's financial statements for the fiscal year ended December 31, 2004, and has audited the Company's financial statements since the Company's inception in 1982. Representatives of KPMG LLP are expected to attend the Meeting. The representatives are expected to be available to respond to appropriate questions and will have an opportunity to make a statement, if they desire to do so.

Independent Registered Public Accounting Firm

Fees

        The following table sets forth the aggregate fees the Company has incurred for audit and non-audit services provided by KPMG LLP who acted as independent registered public accounting firm for the fiscal year ending 2004 and performed the Company's audit services in fiscal year 2004. The table lists audit fees, audit-related fees, tax fees, and all other fees.

        Audit Fees.    The audit fees include only fees that are customary under generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and are the aggregate fees the Company incurred for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2004, the audit of internal controls over financial reporting for fiscal year 2004, reviews of the financial statements included in the Company's Quarterly Reports on Forms 10-Q for fiscal year 2004, review of financial statements included in the Company's Registration Statement on Form S-4 and amendments thereto filed in fiscal year 2004, and regulatory and statutory engagements related to the aforementioned statements.

        Audit-Related Fees.    Audit-related fees include fees for assurance and related services that are related to the performance of the audit of the financial statements, but are not reported under audit fees. These services include audits of the Company's retirement plans and common area maintenance audits for office buildings owned by the Company.

        Tax Fees.    Tax fees include only fees the Company incurred for professional services rendered for preparation of the Company's tax return, tax filings, and tax consulting.

        All Other Fees.    All other fees include the aggregate fees billed for services rendered by KPMG LLP other than those services covered above. All other fees consist principally of fees for services relating to the compilation of the Company's existing loan policies into a loan manual.

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Amount	Percent Approved by Audit Committee	Amount	Percent Approved by Audit Committee
Audit Fees(1)	$1,623,500	100%	$405,600	100%
Audit-Related Fees	68,500	100%	63,600	100%
Tax Fees	53,000	100%	67,200	55%
All Other Fees	8,120	100%	21,450	100%

(1)
The increase in audit fees for fiscal year 2004 is attributable primarily to costs related to the audit of internal control over financial reporting and the CB Bancshares merger.

        The Audit Committee of the Board established a policy in 2003 to pre-approve all services provided by KPMG LLP. Each service to be provided by KPMG LLP is presented for pre-approval at the Audit Committee's regular meeting or presented to the Chair of the Audit Committee for pre-approval under delegated authority and presented to the Audit Committee at their next regular meeting. All engagements with KPMG LLP that commenced during 2003 and since then have been pre-approved in accordance with the pre-approval policy. Tax fees for the year ended December 31, 2003 that were not pre-approved by the Audit Committee related to an engagement that commenced prior to the Audit Committee's establishment of the pre-approval process.

        The Audit Committee considered whether the provision of audit-related services, tax services, and all other services is compatible with maintaining the independence of KPMG LLP.

        The Board has submitted its appointment of KPMG LLP for ratification by the Company's shareholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THIS PROPOSAL.

PROPOSAL 3:

AMENDMENT OF RESTATED ARTICLES OF INCORPORATION OF CENTRAL PACIFIC FINANCIAL CORP.

        The Board of Directors recommends the approval of an amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. to add a new Article IX regarding director limitation of liability as provided for under Hawaii law. The amendment will limit the liability of directors of the Company to the fullest extent permitted by Hawaii law. The Company believes that the new provisions relating to limitation on liability, which are similar to those commonly found in the charters of companies in Hawaii and nationwide, will enhance the Company's ability to continue to attract qualified individuals to serve as directors.

        The specific language of the proposed amendment is as follows:

ARTICLE IX

  1.
  To the fullest extent permitted by the Hawaii Business Corporation Act, including, without limitation, Hawaii Revised Statutes, Section 414-222, as the Hawaii Business Corporation Act now exists or hereafter may be amended (but, in the case of any such amendment, if permitted by law, only to the extent that such amendment permits the Corporation to provide a broader limitation on monetary liability than permitted before that amendment), no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for any action taken, or any failure to take any action, as a director.

  2.
  Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of that repeal or modification.

        This provision is permitted under Hawaii law, specifically Section 414-222 of the Hawaii Revised Statutes (Hawaii Business Corporation Act), which states verbatim and in its entirety:

        §414-222 Limitation of liability of directors; shareholder approval required.

        (a)   A corporation may eliminate or limit the personal liability of its directors in any action brought by the shareholders or the corporation for monetary damages against any director of the corporation for any action taken, or any failure to take any action, as a director; provided that:

        (1)   The elimination or limitation shall be authorized, directed, or provided for in: (A) The articles of incorporation of the corporation; or (B) Any duly adopted amendment of the articles of incorporation; and

        (2)   If the provision eliminating or limiting the personal liability of a corporation's directors is authorized, directed, or provided for by amendments to the articles of incorporation, it shall be adopted upon the affirmative vote of the holders of two-thirds of the shares represented at the shareholders' meeting and entitled to vote; provided that the vote also constitutes a majority of the shares entitled to vote.

        (b)   A corporation shall not eliminate or limit the personal liability of a director for:

        (1)   The amount of a financial benefit received by a director to which the director is not entitled;

        (2)   An intentional infliction of harm on the corporation or the shareholders;

        (3)   A violation of section 414-223 ["Liability for unlawful distributions."]; or

        (4)   An intentional violation of criminal law.

        (c)   The shareholders of the corporation shall receive written notice of any proposal by the corporation to eliminate or limit the personal liability of the directors under subsection (a)(2), and the corporation shall in such cases submit the duly adopted amendment to the articles of incorporation to the department director [Director of Commerce and Consumer Affairs].

        (d)   Nothing in this section shall impair or affect the validity of any provisions of the bylaws of a corporation eliminating or limiting the personal liability of the directors, which were authorized, directed, or provided for and approved by the shareholders of the corporation in compliance with then existing law prior to July 1, 1996.

        Subsection (a)(2) of §414-222 requires that the proposed amendment must be adopted by the affirmative vote of the holders of two-thirds of the shares represented at the shareholders' meeting and entitled to vote, provided that the vote also constitutes a majority of the shares entitled to vote.

        If the proposed amendment is adopted, a director would still remain personally liable for certain acts described under subsection (b) of §414-222.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION OF CENTRAL PACIFIC FINANCIAL CORP. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THIS PROPOSAL.

PROPOSALS OF SHAREHOLDERS

        Shareholder proposals intended to be included in the Company proxy statement and voted on at the Company's regularly scheduled 2006 annual meeting of shareholders must be received at the Company's offices at 220 South King Street, Honolulu, Hawaii 96813, Attention: Corporate Secretary, by November 25, 2005. Applicable SEC rules and regulations govern the submission of shareholder proposals and the Company's consideration of them for inclusion in next year's proxy statement and form of proxy.

        The Company's Restated Bylaws contain procedures that shareholders must follow to present business at a meeting of shareholders if such business is not specified in the proxy statement. A shareholder may obtain a copy of these procedures from the Company's Secretary. In addition to other applicable requirements, for business to be properly brought before the 2006 annual meeting of shareholders, a shareholder must give notice to the matter to be presented at the meeting in a proper written form to the Company's Secretary. The Secretary must receive this written notice at the principal offices of the Company not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the preceding year's annual meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Restated Bylaws (and not pursuant to SEC Rule 14a-8) must be received no earlier than December 26, 2005 and no later than January 25, 2006. Shareholder proposals not made in accordance with these requirements may be disregarded by the chairperson of the meeting.

OTHER BUSINESS

        The Board knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board.

Incorporation by Reference

        To the extent that this Proxy Statement is incorporated by reference into any other filing by the company under the U.S. Securities Act of 1933 or the U.S. Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Stock Price Performance," will not be deemed incorporated, unless specifically provided otherwise in such filing.

Dated: March 24, 2005	CENTRAL PACIFIC FINANCIAL CORP.

RONALD K. MIGITA Chairman

CLINT ARNOLDUS Vice Chairman and Chief Executive Officer

APPENDIX A

CENTRAL PACIFIC FINANCIAL CORP.

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

(Revised & Adopted by the Board of Directors, Effective February 1, 2005)

I.    DEFINITIONS OF TERMS USED HEREIN

        The following terms used in this Charter have the following meanings:

  A.
  "applicable laws" means and includes all laws, rules, regulations and requirements applicable or relating to a particular matter, and includes, without limitation, the Sarbanes-Oxley Act of 2002, the NYSE Listing Standards, the Securities Exchange Act of 1934, the FDIC Rules and Regulations (including, without limitation, Part 363), the Federal Deposit Insurance Corporation Improvement Act of 1991, and the Interagency Policy Statement on the Internal Audit Function and Its Outsourcing (FDIC FIL-21-2003, dated March 17, 2003).

  B.
  "Bank" means Central Pacific Bank.

  C.
  "Board" means the Board of Directors of the Company.

  D.
  "Charter" means this Audit Committee Charter of the Company.

  E.
  "Committee" means the Audit Committee of the Company.

  F.
  "Company" means Central Pacific Financial Corp.

  G.
  "Exchange Act" means the Securities Exchange Act of 1934.

  H.
  "FDIC" means the Federal Deposit Insurance Corporation.

  I.
  "GAAP" means generally accepted accounting principles.

  J.
  "NYSE" means the New York Stock Exchange.

  K.
  "outsourcing" means the engagement of third parties to provide services to and/or perform work for the Company which has traditionally been accomplished within the Company.

  L.
  "SEC" means the United States Securities and Exchange Commission.

II.    PURPOSE

        The Committee's primary purpose is to assist the Board in overseeing various accounting, auditing, internal control, legal and regulatory matters of the Company. Accordingly, in fulfillment of this purpose, the Committee's primary objectives are to:

  A.
  Monitor the integrity of the financial statements and accounting, of the internal audits, of the internal controls, and of the handling of legal matters, of the Company and its subsidiaries.

  B.
  Appoint (subject to shareholder approval, if applicable), determine the qualifications, independence and compensation of, oversee the work of, and evaluate the performance of, the Company's independent and internal auditors that audit the Company and any of its subsidiaries.

  C.
  Monitor the compliance by the Company with legal and regulatory requirements, to include without limitation, the Company's Code of Conduct & Ethics for all employees, officers and directors, and the Company's Code of Conduct & Ethics for Senior Financial Officers.

  D.
  Coordinate and facilitate communication among the auditors, Company management and the Board respecting accounting, auditing, internal control and legal matters.

  E.
  Perform such other duties and responsibilities as may be requested by the Board or required by law to be performed by the Committee as the audit committee for the Company.

  F.
  Take all such related and other actions as the Committee deems reasonably necessary in order to fulfill its duties and responsibilities under this Charter.

III.    AUTHORITY

        The Committee is established pursuant to Article V of the Bylaws (as amended and restated) of the Company.

        In order to carry out its purpose, objectives and responsibilities under this Charter, the Committee shall have the following authority:

  A.
  To take all necessary or appropriate actions in order to fulfill its responsibilities under this Charter.

  B.
  To appoint (subject to shareholder approval, if applicable), terminate, determine the qualifications, independence and compensation of, oversee the work of, and evaluate the performance of, the Company's independent auditors and the internal audit function of the Company and any of its subsidiaries. The Committee shall have the sole authority (subject only to any applicable shareholder approval), with respect to the matters set forth in the preceding sentence. The Committee shall also have the authority to outsource the internal audit function.

  C.
  To communicate directly with and have direct access to the Company's independent and internal auditors that audit the Company and any of its subsidiaries.

  D.
  To determine the level of funding appropriate for payment of compensation to the auditors (independent and internal) for issuing audit reports and rendering other audit services and to any advisors employed by the Committee. The Committee shall have sole authority to approve all audit engagement fees.

  E.
  To request that any officer or employee of the Company or the Company's auditors (independent and internal) or outside attorneys to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

  F.
  To the extent it deems necessary or appropriate, to ask the Company to provide the Committee with resources to assist it in carrying out its duties.

  G.
  To the extent it deems necessary or appropriate, to form and delegate authority to subcommittees consisting of one or more committee members, including the authority to grant pre-approvals of audit and non-audit services, provided that the decision of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

  H.
  To conduct any investigation that it deems necessary or appropriate pursuant to its fulfillment of its responsibilities under this Charter.

  I.
  To the extent it deems necessary or appropriate, to retain independent legal, accounting or other consultants or advisors.

  J.
  To perform such other duties and responsibilities as may be requested by the Board or required by law to be performed by the Committee as the audit committee for the Company.

IV.    MEMBERSHIP

  A.
  Appointment.    The members of the Committee are appointed annually by the Board and serve until their successors are duly elected and qualified.

  B.
  Number.    The Board determines the number of members in the Committee from time to time, but the number shall not be less than the minimum number prescribed by the Company's Bylaws, or by any applicable laws.

  C.
  Independence.    Committee members must be non-employee directors, be independent and free from any relationship that would interfere with the exercise of their independent judgment, and fully satisfy any and all other independence requirements as prescribed by all applicable laws.

  D.
  Financial Experience.    All members of the Committee shall have sufficient business, financial and/or accounting background and experience in order to fully satisfy any and all financial and accounting experience requirements which are prescribed by all applicable laws.

  E.
  Audit Committee Financial Expert.    At least one member of the Committee shall have sufficient business, financial and/or accounting background and experience in order to fully qualify such person as an "audit committee financial expert", as defined by any applicable laws.

  F.
  Committee Chair and Vice Chair.    The Board will appoint one of the members of the Committee to serve as Committee Chair and another member of the Committee to serve as Committee Vice Chair. The Committee Chair (and in the Committee Chair's absence, the Committee Vice Chair) will have authority to act on behalf of the Committee between meetings.

  G.
  Other Membership Requirements.    The members of the Committee and its Chair and Vice Chair, shall satisfy all other applicable laws pertaining to the qualifications of any member or Chair or Vice Chair of the Committee, or to the composition of the Committee.

V.    MEETINGS

  A.
  Chair/Vice Chair.    The Chair of the Committee shall preside over the Committee meetings. In the absence of the Chair, the Vice Chair will preside over the Committee meetings. In the event both the Chair and Vice Chair are absent and neither the Chair nor Vice Chair have delegated another Committee member to preside over the meeting, the Committee members present at any such Committee meeting shall decide among themselves which member shall preside over that meeting.

  B.
  Frequency.    The Committee shall meet at least four times annually, and may meet more frequently as it deems necessary or appropriate.

  C.
  Agenda.    The Chair (and in the Chair's absence, the Vice Chair) shall be responsible for preparing or having prepared an agenda for each Committee meeting.

  D.
  Attendance by Others.    The Chair (and in the Chair's absence, the Vice Chair) shall coordinate the attendance at the meeting by management, auditors (independent and internal), and all others whom the Committee seeks to meet with.

  E.
  Private Sessions.    The Committee will, on a periodic basis, meet separately with the independent auditors, the internal auditors, and management, to discuss any matters which the Committee or these other groups want to discuss privately.

  F.
  Minutes.    The Chair (and in the Chair's absence, the Vice Chair) shall ensure that minutes of every Committee meeting are taken, recorded and kept, and also that all documentation submitted before the Committee is maintained with the minutes.

  G.
  Joint Sessions.    The Committee may meet simultaneously as a committee of the Company and of the Bank, though it should hold separate sessions if necessary to address issues that are relevant to one entity but not the other or to consider transactions between the two entities or other matters where the Company and the Bank may have different interests. The Committee should consult with internal or outside counsel if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Company and those of the Bank or the Company's other subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Company's policies regarding Sections 23A and 23B of the Federal Reserve Act and related Regulation W.

VI.    RESPONSIBILITIES

        In fulfilling its primary purpose and objectives, the Committee shall have the following responsibilities:

  A.
  Charter Review.    The Committee will review and reassess the adequacy of this Charter annually, and thereafter recommend this Charter, and any proposed changes to this Charter, to the Board for annual approval. The Committee shall ensure this Charter is published and otherwise made publicly available in accordance with all applicable laws.

  B.
  Financial Reporting.    The Committee will accomplish the following with respect monitoring the Company's financial reporting.

  1.
  Review and discuss with management and the independent auditors the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements. This review should include a discussion of all applicable items set forth in this subsection B.

  2.
  Review and discuss with management and the independent auditors the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K. This review should include a discussion of all applicable items set forth in this subsection B.

  3.
  Review and discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the appropriateness and quality of the Company's accounting principles, any significant changes in the Company's selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and the use thereof, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

  4.
  Discuss with management, either specifically or by discussion of the types of information to be disclosed and the types of presentation to be made, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information and any earnings guidance, as well as financial information provided to analysts and rating agencies.

  5.
  Review and discuss any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); any communication between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued by the audit firm of the Company.

    6.
    Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

    7.
    Discuss with management the Company's policies with respect to risk assessment and risk management, including the risk of fraud. The Committee shall also discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    8.
    Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

    9.
    Discuss with the Company's independent auditors, internal auditors, and management any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting or other related matters and their proposals for rectifying such weaknesses or deficiencies.

    10.
    Monitor the Company's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting or related matters.

    11.
    Receive periodic reports from the independent auditors and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Company.

    12.
    Receive periodic reports from independent auditors and appropriate officers of the Company on significant financial reporting or other related matters for non-bank subsidiaries.

    13.
    Oversee the preparation of the Committee's report required by the rules of the SEC to be included in the Company's annual proxy statement.

  C.
  Internal Controls.    The Committee will accomplish the following with respect monitoring the Company's internal controls.

  1.
  Discuss and review management's assessment of the effectiveness of internal controls over financial reporting as of the end of the most recent fiscal year and the independent auditors report on management's assessment.

  2.
  Discuss with the Company's independent auditors, internal auditors, and management any weaknesses or deficiencies that any of the foregoing have identified relating to internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies, in connection with the required quarterly certifications under Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management, the internal auditors and independent auditors any significant changes in internal controls over financial reporting that are disclosed or considered for disclosure, in the Company's periodic filing with the SEC.

  3.
  Monitor the Company's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in internal controls or related matters.

  4.
  Receive periodic reports from independent and internal auditors and appropriate officers of the Company on internal controls or other related matters for non-bank subsidiaries.

  D.
  Independent and Internal Auditors and Audits.    The Committee will accomplish the following with respect to the independent and internal auditors and audits of the Company or any of its subsidiaries.

  1.
  Appoint (subject to shareholder approval, if applicable), compensate, and oversee the work of the independent and internal auditors (including resolution of disagreements between management and the auditors) for the purpose of preparing or issuing an audit report or related work. The Committee is directly responsible for appointing, compensating and overseeing the work of the auditors and the auditors are directly accountable to and shall report directly to the Committee.

  2.
  In selecting an auditor, the Committee shall ensure that sufficient due diligence is performed, to include, without limitation, reviewing the auditor's and its staffs' experience, expertise, qualifications and available resources.

  3.
  The Committee shall ensure that all auditor engagements are in writing and cover all pertinent areas of the engagement, to include, without limitation: the expectations and responsibilities of both parties; the scope and frequency of the work; fees; type and frequency of reporting to senior management and the Board; the handling of amendments, defaults and termination of the engagement; possession, ownership, accessibility, location, and retention regarding reports and work-papers; submission to regulatory review; dispute resolution process and allocation of liability; and, separation of auditor from management/employee functions.

  4.
  Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the independent audit and the audit partner responsible for reviewing the independent audit at least once every five years and consider whether, in order to assure the continuing auditor independence, it is appropriate to rotate the auditing firm itself on a regular basis.

  5.
  Review and monitor the independence, qualifications and performance of the independent and internal auditors by, among other things:

  a.
  Obtaining and reviewing a report from the auditors at least annually regarding (i) the auditors' internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more audits carried out by the firm, (iii) any steps taken to deal with any such issues, (iv) all relationships between the auditors and the Company, and (v) all significant relationships that could impair the auditors' independence;

  b.
  Evaluating the independence, qualifications and performance of the auditors, including considering (i) whether the auditors' quality controls are adequate, (ii) whether any disclosed relationships or services may impair the objectivity and independence of the auditors, (iii) whether the experience, qualifications and independence of the senior members of the independent and internal audit teams are acceptable, and (iv) whether, for the independent auditor, the provision of any non-audit services is compatible with maintaining the independent auditors' independence, taking into account the opinions of management and the internal auditors; and

  c.
  Taking appropriate action to ensure the continued independence of the independent and internal auditors.

    6.
    Review and discuss with the independent and internal auditors, and approve, their respective annual audit plans, budgets, staffing, reports and responsibilities, and the scope, approach and results of their audits, and any reliance upon management and others.

    7.
    Ensure that the internal auditors accomplish the following items.

    a.
    Develop and execute a comprehensive internal audit plan. This plan must be presented to the Committee for approval. In addition, any deviations from the plan shall be reported to and receive the approval from the Committee.

    b.
    Examine the effectiveness of all levels of management in their stewardship of Company resources and in their compliance with established policies and procedures, and with all applicable laws.

    c.
    When necessary, recommend improvement of management controls designed to safeguard Company resources, ensure accurate reporting, and ensure compliance with all applicable laws.

    d.
    Review policies, procedures, records and other documentation for their adequacy to accomplish intended objectives.

    e.
    Provide reports to the Committee on the results of internal audits, and meet with the Committee regarding such reports and management's responses thereto.

    f.
    Appraise the adequacy of actions taken by management to correct reported deficiencies, accept adequate corrective action, reject inadequate corrective action, and continue reviews on inadequate corrective action until adequate corrective action or some other alternate acceptable action is taken or the matter is otherwise satisfactorily resolved.

    g.
    Conduct special examinations at the request of management, the Committee or the Board.

    h.
    Provide advice and opinions at the request of management regarding management controls, provided, however, that the internal auditors shall not participate in any decision-making process or in the implementation of any management decision.

      Internal auditors shall not have any authority to approve transactions of any nature, nor may internal auditors administer or supervise any Company function or operation.

    8.
    Pre-approve all auditing services and permitted non-audit services to be performed for the Company or any of its subsidiaries by the independent auditors, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Company which are prohibited by any applicable laws. The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. The Committee may delegate to one or more of its members the authority to grant pre-approvals of such permitted non-audit services, provided that any such pre-approvals granted pursuant to this delegated authority shall be reported to the Committee at its next regular meeting. Formal pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes not more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the independent auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed as promptly as practicable in the Company's quarterly or annual reports required by Section 13(a) of the Exchange Act. In carrying out its responsibilities under the preceding paragraph, if the Committee approves an audit service within the scope of engagement of the independent auditors, such audit service shall be deemed to have been preapproved for purposes of this paragraph.

    9.
    Preapprove all services to be performed for the Company or any of its subsidiaries by the internal auditors.

    10.
    Ensure that the independent and internal auditors have access to all necessary Company resources and personnel.

    11.
    Instruct the independent and internal auditors to communicate directly to the Committee, any disputes with management, or any problems or difficulties encountered in connection with any audit.

    12.
    Obtain from the independent and internal auditors any reports required to be furnished to the Committee under all applicable laws.

    13.
    Review all reports prepared by the independent and internal auditors for or on behalf of the Company and/or management, and any management responses thereto.

    14.
    Determine and approve the fees and other compensation paid to the independent and internal auditors.

    15.
    Discharge and terminate the independent and/or internal auditors when circumstances warrant.

    16.
    Review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Section 363.2(a) and (b) and Sections 363.3(a) and (b), respectively.

  E.
  Compliance Oversight.    The Committee will conduct the following oversight activities.

  1.
  Receive, investigate and otherwise handle complaints of an accounting, auditing or internal control nature, pursuant to the Company's Complaint Policy, and in accordance with all applicable laws. On at least an annual basis, review and recommend to the Board approval of, the Complaint Policy and any changes thereto.

  2.
  Determine conflicts of interest pursuant to the Company's Code of Conduct & Ethics, and Code of Conduct & Ethics for Senior Financial Officers, and in accordance with all applicable laws. On at least an annual basis, review and recommend to the Board approval of, the Code of Conduct & Ethics, and Code of Conduct & Ethics for Senior Financial Officers and any changes thereto.

  3.
  Discuss with management and the independent and internal auditors the status and adequacy of the Company's management information systems, including the significant risks and major controls over such risks.

  4.
  Review and evaluate all related party transactions that are material to the financial statements.

  5.
  Discuss with management and the external and internal auditors the Company's processes regarding compliance with applicable laws, and when appropriate request and receive reports from management concerning such compliance.

    6.
    Discuss with management and the independent and internal auditors any correspondence, complaints, inquiries, investigations or reports, from regulators, governmental agencies, or others, which raise material issues regarding the Company's financial statements or accounting policies or which result in substantial non-compliance with the Company's Code of Conduct & Ethics or Code of Conduct & Ethics for Senior Financial Officers, or which result in substantial non-compliance with any other applicable laws.

    7.
    Discuss with the Company's General Counsel legal matters that may have a significant adverse impact on the Company.

    8.
    Discuss with the Company's Compliance Manager compliance matters that may have a significant adverse impact on the Company.

    9.
    Discuss with the Company's Chief Risk Officer risks that may have a significant adverse impact on the Company.

  F.
  General.    The Committee will also accomplish the following:

  1.
  Regularly report to the Board on the Committee's activities, and seek Board ratification (exclusive of inside directors) of Committee actions as and when required and/or permitted by all applicable laws.

  2.
  In addition to Committee minutes, maintain any other records of the Committee's activities.

  3.
  Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management as the Committee may deem appropriate for improving such materials.

  4.
  Annually review the performance of the Committee.

  5.
  Perform the duties required to be performed by the audit committee for any subsidiary of the Company that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

  6.
  Perform any other activities in fulfillment of and consistent with the responsibilities of the Committee under this Charter, and as the Board may deem necessary or appropriate.

VII.    HIRING OF EMPLOYEES OR FORMER EMPLOYEES OF INDEPENDENT AUDITOR.

        The Company shall not employ in any position involved in financial reporting matters (to include, but not be limited to, the Company's chief executive officer, chief financial officer, and controller), any person who, within the one-year period preceding the commencement of the audit of the Company's current year's financial statements, was employed by the Company's independent auditor and performed more than ten hours of work on the independent audit or any other audit, review or attestation engagement for the Company. The Company may employ such person at any time in a position that does not involve financial reporting matters.

VIII.    AMENDMENT.

        This Charter may only be amended by a majority of the Board. The Committee, may, however, in its best judgment and discretion, deviate from or alter, modify or change any of its responsibilities in this Charter if doing so would better serve the primary purpose and objectives of this Charter, provided such deviation is of a temporary nature, and provided further that the Chair informs the Board of such deviation and obtains Board approval of same.

IX.    LIMITATIONS.

  A.
  It should be noted that the Committee's job is one of oversight as set forth in this Charter. It is not the duty of the Committee to prepare the Company's financial statements, to conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to assure the Company's compliance with all applicable laws.

  B.
  In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by the following persons and groups.

  1.
  One or more officers or employees of the Company whom the Committee members reasonably believe to be reliable and competent in the matters presented.

  2.
  Accountants, auditors, counsel or other persons as to matters which the Committee members reasonably believe to be within the professional or expert competence of such person.

  3.
  Another committee of the Board as to matters within its designated authority which committee the Committee members reasonably believe to merit confidence.

APPENDIX B

CENTRAL PACIFIC FINANCIAL CORP.
STANDARDS REGARDING DIRECTOR INDEPENDENCE

A.
In order to qualify as independent, a Director ("Director") of Central Pacific Financial Corp. ("CPF") or Central Pacific Bank ("CPB") must meet all of the following criteria:

1.
The Board of Directors of CPF and CPB must affirmatively determine that the Director has no material relationship with CPF, either directly or as a partner, shareholder or officer of an organization that has a relationship with CPF.

  Note: Under the NYSE Corporate Governance Standards, in order for any Director to qualify as "independent" the Board must affirmatively determine that the Director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or any subsidiary of the Company). In making its independence determination, the Board should broadly consider all relevant facts and circumstances. In particular, when assessing the materiality of a Director's relationship with the Company, the Board should consider the issue not merely from the standpoint of the Director, but also from that of persons or organizations with which the Director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. Ownership of a significant amount of stock in the Company is not, by itself, however, a bar to an independence finding. The identity of the independent Directors and the basis for the Board's determination that a relationship is not material must be disclosed in the Company's annual proxy statement.

  None of the following relationships shall be considered to be a material relationship that would cause a director not to be independent (provided such relationships do not otherwise conflict with any independence standards set by the New York Stock Exchange, the Securities and Exchange Commission, or by any other applicable law, rule or regulation):

  a.
  Service by a Director as an executive officer, employee or equity owner of a company that has made payments to or received payments from CPF or CPB or any subsidiary or affiliate of CPF or CPB, so long as the payments made or received during such other company's last three fiscal years are not in excess of the greater of $1 million or 2% of such other company's consolidated gross revenues for such other company's fiscal year in which the payments were made.

  b.
  Service by a Director solely in the position of director, trustee, advisor or similar position, of a business or entity that engages in a transaction with CPF or CPB or any subsidiary or affiliate of CPF or CPB, provided a majority of the directors of that business or entity do not comprise a majority of the directors of CPF or CPB or any subsidiary or affiliate of CPF or CPB.

  c.
  Extensions of credit by CPB to a Director, or a company of which a Director is an executive officer, employee or equity owner, or maintenance at CPB by a Director, or a company of which a Director is an executive officer, employee or equity owner, of deposit, checking, trust, investment, or other accounts with CPB, in each case on terms that are substantially similar to those available to similarly situated customers of CPB.

  d.
  Referrals by a Director of clients, business or personal acquaintances or family members to CPF or CPB or any other subsidiary or affiliate of CPF or CPB.

  e.
  Service by a Director solely in the position of director, trustee, advisor or similar position of a tax-exempt organization to which CPF or CPB or any subsidiary or affiliate of CPF or CPB makes contributions.

  f.
  Any other transaction or relationship between a Director and CPF or CPB or any subsidiary or affiliate of CPF or CPB in which the amount involved does not exceed $10,000.

2.
The Director is not employed by CPF nor was employed by CPF within the last 3 years.

3.
None of the Director's immediate family members is an executive officer of CPF nor was an executive officer of CPF within the last 3 years.

4.
Within the last 3 years, the Director has not received more than $100,000 during any twelve-month period in direct compensation from CPF, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

5.
Within the last 3 years, none of the Director's immediate family members has received more than $100,000 during any twelve-month period in direct compensation from CPF, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

  Note: Compensation received by an immediate family member for service as a non-executive employee of CPF need not be considered in determining independence.

6.
The Director is not a current partner of a firm that is CPF's internal or external auditor.

7.
None of the Director's immediate family members are a current partner of a firm that is CPF's internal or external auditor.

8.
The Director is not a current employee of a firm that is CPF's internal or external auditor.

9.
The Director does not have an immediate family member who is an employee of a firm that is CPF's internal or external auditor, and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice.

10.
Within the last 3 years, the Director was not a partner or employee of a firm that is or was CPF's internal or external auditor, who personally worked on CPF's audit within that time.

11.
Within the last 3 years, no immediate family member of the Director was a partner or employee of a firm that is CPF's internal or external auditor, who personally worked on CPF's audit within that time.

12.
The Director does not serve, and within the last 3 years has not served, as an executive officer of another company (excluding CPF companies) in which any present CPF executive officer serves on that other company's compensation committee.

13.
None of the Director's immediate family members is, nor within the last 3 years has been, employed as an executive officer of another company (excluding CPF companies) in which any present CPF executive officer serves on that other company's compensation committee.

14.
The Director is not a current employee of a company that has made payments to, or received payments from, CPF for property or services in an amount which, in any of the last 3 fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

  Note: Both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year of such other company. The look-back provision for this test applies solely to the financial relationship between CPF and the director or immediately family member's current employer; a listed company need not consider former employment of the director or immediate family member.

  Note: Contributions to tax exempt organizations shall not be considered "payments", provided however, that CPF must disclose in its annual proxy statement, any such contributions made by CPF to any tax exempt organization in which any independent director serves as an executive officer if, within the preceding 3 years, contributions in any single fiscal year from CPF to the organization exceeded the greater of $1 million or 2% of such tax exempt organization's consolidated gross revenues.

15.
None of the Director's immediate family members is a current executive officer of a company that has made payments to, or received payments from, CPF for property or services in an amount which, in any of the last 3 fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

  Note: Same "Notes" in number 14 above apply to this number 15.

B.
In order to qualify as independent for purposes of the audit committee, a Director must meet all of the following additional independence criteria:

1.
Other than in his or her capacity as a member of the Board or any Board committee, a Director must not accept or have accepted, directly or indirectly, any consulting, advisory, or other compensatory fee from CPF.

  Note: Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with CPF (provided that such compensation is not contingent in any way on continued service).

  Note: The term indirect acceptance by a member of an audit committee of any consulting, advisory or other compensatory fee includes acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member of by an entity in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to CPF or any of its subsidiaries.

2.
A Director must not be affiliated with CPF or any subsidiary of CPF.

  Note: An audit committee member that sits on the board of directors of a listed issuer and an affiliate of the listed issuer is exempt from this requirement if the member, except for being a director on each such board of directors, otherwise meets the independence requirements for each such entity, including the receipt of only ordinary-course compensation for serving as a member of the board of directors, audit committee or any other board committee of each such entity.

When used above the following terms shall have the following meanings:

"affiliate of" or "affiliated with", a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified. A person is not deemed to be in control of a specified person if the person is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person, and is not an executive officer of the specified person. The following are deemed affiliates: an executive officer of an affiliate; a director who is also an employee of an affiliate; a general partner of an affiliate, and a managing member of an affiliate. [See Securities Exchange Act of 1934, Rule 10-A-3] The term "affiliate" also includes a subsidiary, sibling company, predecessor, parent company, or former parent company. [See NYSE Corporate Governance Standards]

"Company" and "CPF" means and includes Central Pacific Financial Corp. and its affiliates and subsidiaries.

"executive officer" means and includes as to Central Pacific Financial Corp., its chief executive officer, president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for Central Pacific Financial Corp. Executive officers of affiliates and subsidiaries of Central Pacific Financial Corp. may be deemed executive officers of Central Pacific Financial Corp. if they perform such policy making functions for Central Pacific Financial Corp. [See Securities Exchange Act of 1934, Rule 3b-7]

"immediate family member(s)" means and includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who share such person's home (when applying the look-back provisions, one need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated).

PRELIMINARY COPY
SUBJECT TO COMPLETION

CENTRAL PACIFIC FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 26, 2005
This Proxy is solicited on behalf of the Board of Directors

        The undersigned shareholders of Central Pacific Financial Corp. (the "Company") hereby nominate, constitute and appoint Messrs. Clint Arnoldus, Neal K. Kanda and Glenn K.C. Ching, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of Central Pacific Financial Corp. (the "Annual Meeting") to be held in the Plumeria Room of the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii, on Tuesday, April 26, 2005 at 6:00 p.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:

        This proxy will be voted "FOR" the election of all nominees unless authority to do so is withheld for all nominees or for any other nominee. This proxy will be voted "FOR" approval of the appointment of KPMG LLP as the Company's independent registered public accounting firm and "FOR" approval of the amendment to Restated Articles of Incorporation of the Company, unless "AGAINST" or "ABSTAIN" is indicated. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

IMPORTANT: Continued and to be signed on the reverse side.

Please date, sign and mail your
proxy card back as soon as possible!

PRELIMINARY COPY
SUBJECT TO COMPLETION

Annual Meeting of Shareholders
CENTRAL PACIFIC FINANCIAL CORP.

April 26, 2005

—Please Detach and Mail in the Envelope Provided—

Please mark your votes as in this example.

		FOR ALL NOMINEES (EXCEPT AS INDICATED TO THE CONTRARY)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED				FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. Class II Terms will expire in 2008			Nominees: Earl E. Fry B. Jeannie Hedberg Duane K. Kurisu Colbert M. Matsumoto Crystal K. Rose	2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2005.
							FOR	AGAINST	ABSTAIN
					3.	APPROVAL OF AMENDMENT OF RESTATED ARTICLES OF INCORPORATION OF CENTRAL PACIFIC FINANCIAL CORP. To approve an amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. to add a new Article IX regarding limitation of liability for directors as provided for under Hawaii law.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
					4.	OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the election of all nominees for director, "FOR" ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm, and "FOR" approval of the proposed amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. If any other business is properly presented at such meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

The undersigned hereby ratifies and confirms all that said attorneys and Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

Signature	Signature if held jointly	Date , 2005

Please date this proxy and sign above as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Partnership proxies should be signed by an authorized partner. Personal representatives, executors, administrators, trustees or guardians should give their full titles.

PRELIMINARY COPY
SUBJECT TO COMPLETION

CENTRAL PACIFIC FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 26, 2005
s proxy will be voted "FOR" approval of the appointment of KPMG LLP as the Company's independent registered public
 This Proxy is solicited on behalf of the Board of Directors

        The undersigned shareholders of Central Pacific Financial Corp. (the "Company") hereby nominate, constitute and appoint Messrs. Clint Arnoldus, Neal K. Kanda and Glenn K.C. Ching, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of Central Pacific Financial Corp. (the "Annual Meeting") to be held in the Plumeria Room of the Ala Moana Hotel, 410 Atkinson Drive, Honolulu, Hawaii, on Tuesday, April 26, 2005 at 6:00 p.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:

        This proxy will be voted "FOR" the election of all nominees unless authority to do so is withheld for all nominees or for any other nominee. Thi accounting firm and "FOR" approval of the amendment to Restated Articles of Incorporation of the Company, unless "AGAINST" or "ABSTAIN" is indicated. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

        However, if you are a 401(k) participant, this proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the Central Pacific Bank 401(k) Retirement Savings Plan (the "Plan"). This proxy, when properly executed, will be voted as directed. If no direction is given to the Plan's Trustee by 5:00 PM EST on April 20, 2005, the Plan's Trustee will vote you shares held in the Plan in the same proportion as votes received from other participants in the Plan.

IMPORTANT: Continued and to be signed on the reverse side.

Please date, sign and mail your
proxy card back as soon as possible!

PRELIMINARY COPY
SUBJECT TO COMPLETION

Annual Meeting of Shareholders
CENTRAL PACIFIC FINANCIAL CORP.

April 26, 2005

—Please Detach and Mail in the Envelope Provided—

Please mark your votes as in this example.

		FOR ALL NOMINEES (EXCEPT AS INDICATED TO THE CONTRARY)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED				FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. Class II Terms will expire in 2008			Nominees: Earl E. Fry B. Jeannie Hedberg Duane K. Kurisu Colbert M. Matsumoto Crystal K. Rose	2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2005.
							FOR	AGAINST	ABSTAIN
					3.	APPROVAL OF AMENDMENT OF RESTATED ARTICLES OF INCORPORATION OF CENTRAL PACIFIC FINANCIAL CORP. To approve an amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. to add a new Article IX regarding limitation of liability for directors as provided for under Hawaii law.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
					4.	OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the election of all nominees for director, "FOR" ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm, and "FOR" approval of the proposed amendment to the Restated Articles of Incorporation of Central Pacific Financial Corp. If any other business is properly presented at such meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

The undersigned hereby ratifies and confirms all that said attorneys and Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

Signature	Signature if held jointly	Date , 2005

Please date this proxy and sign above as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Partnership proxies should be signed by an authorized partner. Personal representatives, executors, administrators, trustees or guardians should give their full titles.

QuickLinks

INTRODUCTION
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND BOARD MATTERS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
PERFORMANCE GRAPH
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM
PROPOSAL 3: AMENDMENT OF RESTATED ARTICLES OF INCORPORATION OF CENTRAL PACIFIC FINANCIAL CORP.
PROPOSALS OF SHAREHOLDERS
OTHER BUSINESS
CENTRAL PACIFIC FINANCIAL CORP. BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER (Revised & Adopted by the Board of Directors, Effective February 1, 2005)
CENTRAL PACIFIC FINANCIAL CORP. STANDARDS REGARDING DIRECTOR INDEPENDENCE